SUBLEASE

                           BASIC SUBLEASE INFORMATION

DEFINED  TERMS
--------------
Building:               The  industrial  building  consisting  of  approximately
                        122,484 square feet located at 4175 Guardian Street, Simi Valley, California.

Real Property:          The land  legally described  in Exhibit A  to the Master
                        Lease, the Site Plan of which is depicted on Exhibit B to the Master Lease.

Project:                Peppertree South Business Park.

Effective Date:         One (1) business  day after  Master  Landlord's  written
                        consent to the fully executed and delivered Sublease.

Rent Commencement       July 5, 1998.
Date:

Master Landlord:        All of the Tenants in Common listed on Exhibit D hereto.

Master Landlord's       c/o Michael Milam
Address:                LCF Group
                        311 South Spring Street, Suite 1200
                        Los Angeles, California 90013

Master Lease:           Lease dated September 15, 1992, by and between La Canada
                        Flintridge   Development   Corporation,   a   California
                        corporation,  LCF Income  Group,  a  California  general
                        partnership,  Jerve M. Jones, an individual,  and Pepper
                        Tree Corporate Business Park, Ltd., a California limited
                        partnership  (collectively,   "Original  Landlord"),  as
                        landlord  and  Guardian  Products,  Inc.,  a  California
                        corporation     ("Original    Tenant"),    as    tenant,
                        as previously modified by that certain First Amendment to Lease dated March 31, 1993.

Permitted Uses:         Manufacture,  warehouse  and  distribution  of  aircraft
                        parts   and   related   services,    manufacturing   and
                        distribution.

Premises:               The Real Property  and all improvements  located thereon
                        or  to  be  constructed  thereon,   including,   without
                        limitation, the Building.

Initial Base Rent:      Annually:  Seven   hundred  fifty-six  thousand  dollars
                        ($756,000.00).  Monthly:  Sixty-three  thousand  dollars
                        ($63,000.00).

Security Deposit:       Four Hundred Fifty Thousand Dollars ($450,000.00)

Subtenant:              Fields  Aircraft  Spares,  Incorporated,  a   California
                        corporation.

Subtenant's Address:    2551 Ward Avenue, #1
                        Simi Valley, California 93065
                        Attn: Alan Fields, President

                        (With a copy of any notice of Subtenant's default to the
                        Lender  under  the  Sublandlord's   Waiver  pursuant  to
                        Article 12)

Sublandlord:            Sunrise  Medical HHG Inc., a California corporation

Sublandlord's           c/o Sunrise Medical Inc.
Address for Notice:     2382 Faraday Avenue, Suite 200
                        Carlsbad, California 92008
                        Attn: Steven A. Jaye, Esq.

Sublandlord's           Sunrise Medical HHG Inc.
Address for             7030 Collection Center Drive
Payments:               Chicago, Illinois 60693

Term: The term ("Term") of this Sublease shall be for approximately one hundred twenty-three (123) months and twenty-six (26) days commencing on the Rent Commencement Date and expiring October 31, 2008. The Term shall cease upon, and shall not refer to any period of time after, termination of this Sublease (whether pursuant to the terms of the Sublease, by operation of law, or otherwise).

Brokers:                CB Commercial Real Estate Group, Inc.
                        DAUM Commercial Real Estate Services

Exhibits:               Exhibit A - Master Lease
                        Exhibit B - Office Furniture
                        Exhibit C - Landlord's Agreement
                        Exhibit D - Consent of Master Landlord

                                    SUBLEASE

         THIS SUBLEASE ("Sublease"), dated for reference purposes April 28, 1998, is entered into by and between Sublandlord and Subtenant.

THE  PARTIES  ENTER  this  Sublease  on  the  basis  of  the  following   facts,
understandings and intentions:

         A. Sublandlord is successor-in-interest to Original Tenant, and is presently lessee of the Premises pursuant to the Master Lease. Master Landlord is successor-in-interest to Original Landlord as the lessor under the Master Lease. A copy of the Master Lease, with all amendments, exhibits and addenda thereto, is attached hereto as Exhibit A.

         B. Sublandlord desires to sublease the Premises to Subtenant and Subtenant desires to sublease the Premises from Sublandlord on all of the terms, covenants and conditions set forth herein.

         C. All of the terms and definitions in the Defined Terms of the Basic Sublease Information of this Sublease are incorporated herein by this reference. Unless otherwise defined herein or the context otherwise requires, all capitalized terms shall have the meanings given them in the Master Lease.

         NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties, the parties hereto agree as follows:

                                    ARTICLE 1
                                  PREMISES: USE
                                  -------------

         Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord the Premises. The Premises shall be used by Subtenant for manufacture, warehouse and distribution of aircraft parts and related services, manufacturing and distribution. The Premises constitutes all of the Sublandlord's leased space under the Master Lease.

                                    ARTICLE 2
                                      TERM
                                      ----

         2.1 Term. The term of this Sublease shall be for the Term set forth in the Basic Sublease Information, commencing July 5, 1998, ("Rent Commencement Date").

         2.2 Delay in Possession. Notwithstanding the Rent Commencement Date, if for any reason Sublandlord cannot deliver possession of the Premises to the Subtenant on said date, Sublandlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Subtenant hereunder or extend the term hereof, but in such case, Subtenant shall not be obligated to pay rent or perform any other obligation of Subtenant under the terms of this Subtenant, except as may be otherwise provided in this were Sublease, until possession of the Premises is tendered to Subtenant; provided, however, that if Sublandlord shall not have delivered possession of the Premises within forty-five (45) days from said Rent Commencement Date, Subtenant may, at Subtenant's option, by notice in writing to Sublandlord within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Subtenant is not received by Sublandlord within in said 10-day period, Subtenant's right to cancel this Sublease hereunder shall terminate and be of no further force of effect. Prior to May 31, 1998, Sublandlord shall provide Subtenant with Sublandlord's good faith estimate of the timing of Sublandlord's delivery of the Premises to Subtenant. In the event of Subtenant's cancellation of this Sublease pursuant to this Section 2.2, Sublandlord shall, within five (5) business days thereafter, return to Subtenant the Security Deposit under Section 3.6, below.

         2.3 Early Possession. From and after June 1, 1998, Sublandlord may, in its sole discretion, elect to allow Subtenant to occupy, from time to time, various portions of the Premises. If Subtenant occupies the Premises, or any portion thereof, prior to said Rent Commencement Date, such occupancy shall be subject to all provisions of this Sublease, such occupancy shall not advance the expiration date, and Subtenant shall pay rent for such period at the Monthly Base Rent set forth in the Basic Sublease Information, prorated to relate to the proportion of square footage of the Building occupied from time to time by Subtenant, as reasonably determined by Sublandlord. In addition, with prior written consent of Sublandlord, Subtenant may, prior to the Rent Commencement Date, enter upon and install such trade fixtures and equipment in the Premises as Sublandlord may approve in accordance with any and all related requirements in the Master Lease. Prior to any early occupancy by Subtenant under this
Section 2.3, Subtenant shall have previously provided Sublandlord and Master Landlord with proof of Subtenant's insurance coverage as set forth in Section 8 of the Master Lease, such early occupation shall not interfere with Sublandlord's business. All materials, work, installations and decorations of any nature brought upon or installed in the Premises prior to the Rent Commencement Date shall be at the risk of Subtenant. Neither Sublandlord nor any party acting on Sublandlord's behalf shall be responsible for any damage, loss or destruction of such items brought to or installed in the Premises by Subtenant prior to the Rent Commencement Date, except in the event of the gross negligence or willful misconduct of Sublandlord. Subtenant's access to the Premises prior to the Rent Commencement Date, as provided herein, shall be subject to such reasonable safety, security and insurance (including, without limitation, builder's risk insurance for any alterations to the Premises) requirements and procedures as may be established by Sublandlord from time to time. Prior to Subtenant's occupancy of the Premises, and at Subtenant's sole cost and expense, Subtenant shall rekey all doors of the portion of the Premises so occupied by Subtenant and shall provide Sublandlord and Master Landlord with duplicate keys for all such doors.

                                    ARTICLE 3
                                      RENT
                                      ----

         3.1 Base Rent. The Annual Base Rent shall be the amount set forth in the Basic Sublease Information payable in equal monthly installments of Monthly Base Rent in accordance with the schedule as set forth in the Basic Sublease Information. Subtenant shall pay to

Sublandlord, at the Address for Payment in the Basic Sublease Information, the Monthly Base Rent for the Premises as set forth in the Basic Sublease Information in advance of or before the first day of each month, beginning on the Rent Commencement Date. Rent shall be payable to Sublandlord, without further notice or demand and without deduction or offset, in lawful money of the United States of America at the address specified in the Basic Sublease information or at such other address as Sublandlord may from time to time designate in writing. If the Term shall end on a day other than the last day of a calendar month, then Subtenant shall Pay, upon the first day of the last calendar month, a pro rata portion of the Monthly Base Rent, prorated on a per diem basis, with respect to the portion of the fractional calendar month included in the Term.

         3.2 Conditional Abatement of Base Rent. The Monthly Base Rent (but no other amounts due hereunder) for all of August and September, 1998, and one-half (1/2) of the Monthly Base Rent (but no other amounts due hereunder) for the month of December, 2000 shall be abated, subject to the terms and conditions of this Section 3.2. The Sublandlord's agreement to abate Base Rent hereunder is conditioned upon Subtenant's full and faithful performance of all of the terms, covenants and conditions of the Sublease to be performed or observed by Subtenant. Should Subtenant, at any time during the term of the Sublease, be in default of this Sublease, which default is not cured within the applicable period following notice thereof, then the total sum of Base Rent so conditionally excused shall be immediately due and payable by Subtenant to Sublandlord. If, at the date of expiration of the Sublease, Subtenant has not been, after notice and the applicable cure period, in default hereunder, Sublandlord shall waive any payment of such Monthly Base Rent so conditionally excused.

         3.3 CPI Adjustments. Commencing July 1, 1999, and each July 1 thereafter ("Effective Dates") during the initial term, the Base Rent shall be adjusted in accordance with the Consumer Price Index. The base for computing such adjustment shall be the Consumer Price Index--Urban Wage Earners and Clerical Workers (Los Angeles-Anaheim-Riverside, CA. All Items, Base 1982-84 =
100) ("Index") as published by the United States Department of Labor Bureau Statistics which is in effect the April preceding the Rent Commencement Date ("Beginning Index"). The Index published and in effect for the April preceding each Effective Date of the initial term ("Extension Index") shall be used in determining the amount of such adjustment. Beginning with the Base Rent due on and after each Effective Date of the Initial Term, the Base Rent shall be increased in the same proportion as the annual increase in the Index; provided, however, that no single increase shall be less than two and one-half percent (2.5 %) or more than five percent (5%).

         3.4 Additional Rent. All costs and expenses of every kind and nature which may be imposed, at any time, on Sublandlord pursuant to the Master Lease (except for Sublandlord's "Rent," as defined in Section 4 of the Master Lease) including, but not limited to, all real property tax, personal property taxes, utilities charges, insurance, expenses and maintenance and repair expenses, shall be paid by Subtenant to Sublandlord hereunder as additional Rent. As used herein, "Rent" shall include Base Rent and all additional amounts and charges to be paid by Subtenant pursuant to this Sublease.

         3.5 Late Payment Charges and Interest. If any installment of Rent is not paid promptly on the first of the month or otherwise when due, the unpaid amounts shall bear interest at the maximum lawful rate from the date due to the date of payment. In addition, Subtenant acknowledges that the late payment of any installment of Rent will cause Sublandlord to incur certain costs and expenses not contemplated under this Sublease, the exact amount of which are extremely difficult or impractical to fix. These costs and expenses will include, without limitation, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of Rent is not received by Sublandlord from Subtenant within ten
(10) days after the installment is due, Subtenant shall immediately pay to Sublandlord a charge for administration, collection and accounting expenses equal to five percent (5%) of the amount of such delinquent amounts due in addition to the installment of Rent then owing with interest at the maximum, lawful rate, regardless of whether or not a notice of default or notice of termination has been given by Sublandlord. Sublandlord and Subtenant agree that the late payment charge represents a reasonable estimate of Sublandlord's costs and expenses and is fair compensation to Sublandlord for its loss suffered by Subtenant's nonpayment of any amounts when due and payable pursuant to this Sublease. This provision shall not relieve Subtenant from payment of Rent at the time and in the manner herein specified.

         3.6 Security Deposit. Upon the execution of this Sublease, Subtenant shall deposit with Sublandlord a Security Deposit in the amount set forth in Basic Sublease Information. Sublandlord may, but shall not be required to, apply all or part of the Security Deposit to any unpaid rent or other charges due from Subtenant or to cure any other defaults of Subtenant. If Sublandlord uses any part of the Security Deposit for such purposes, Subtenant shall deposit additional funds to restore the Security Deposit to its full amount within ten
(10) days after Sublandlord's written request. Subtenant's failure to do so shall be a material default under this Sublease. Sublandlord may intermingle the Security Deposit with its other funds, and, except as expressly set forth herein, shall owe no obligation to pay interest thereon. $54,871.00 of the Security Deposit shall be applied by Sublandlord to Monthly Base Rent for July 5 through July 31, 1998. Provided that Subtenant is not then in default hereunder, $63,000 of the Security Deposit shall be applied to Monthly Base rent for each of the months of May and June, 1999, which would leave $269,129 as the balance of the Security Deposit as of July 1, 1999. From and after July 1, 1999, the entire Security Deposit shall accrue simple interest at an annual rate of six percent (6%), which interest shall become a part of the Security Deposit. Provided that Subtenant is not then in default hereunder, a portion of the Security Deposit shall be applied to cover the last two installments of Monthly Base Rent due hereunder.

                                    ARTICLE 4
                               TENANT IMPROVEMENTS
                               -------------------

         4.1 Sublessor Improvements. Prior to July 10, 1998 Sublandlord shall, at its expense, cause the following work to be performed on the office portions of the interior of the Building: (a) repair holes in walls as needed; (b) touch-up/repaint where needed; (c) replace any damaged and/or stained ceiling tiles; (d) clean all restrooms and, as needed, paint restrooms; and (e) clean or replace dirty/damaged carpets as needed. On or before the Rent Commencement Date, Sublandlord shall cause the following work to be performed to the warehouse portion of the interior of the Building: (i) repair holes in walls as needed; (ii) touch-up/repaint where needed; (iii) repair floors where needed;
(iv) wash all floors; (v) repair and secure electrical distribution system; (vi) touch-up/repaint restrooms as needed; and (vii) clean all restrooms. All work performed by Sublandlord under this Section 4.1 shall be done in a good and workmanlike manner, with commercially appropriate materials. The determinations of what work is necessary and appropriate in various portions of the Building shall be made by Sublessor, in its reasonable discretion. After Sublandlord has substantially completed the improvement work set forth in this Section 4.1, Sublandlord and Subtenant shall jointly inspect the Premises and prepare a " punchlist" of any items of improvement required hereunder which have not been completed. As soon as reasonably practicable after the preparation of such punchlist, but in no event more than thirty (30) days thereafter, Sublandlord shall complete the correction of the punchlist items.

         4.2 Alterations. Subtenant shall not make or cause to be made any alterations or improvements to the Premises except in accordance with the Master Lease. To the extent that alterations or improvements require the Master Landlord's consent and/or Master Landlord is to receive copies of certain items pursuant to the provisions of the Master Lease, Subtenant shall obtain the prior written consent and/or deliver such items, as appropriate, to both Master Landlord and Sublandlord. Except as expressly set forth in Section 4.1, Subtenant will protect, defend, indemnify and hold harmless Sublandlord from all liabilities, including restoration charges, which may be imposed by Master Landlord or other parties due to Subtenant's alterations, improvements and tenant improvements.

         4.3  Condition of Premises.

                  4.3.1 Subtenant Inspection. Subtenant represents and warrants to Sublandlord that, as of the Effective Date, Subtenant shall have examined and inspected all matters with respect to taxes, income and expense data, insurance costs, bonds, permissible uses, the Master Lease, zoning, covenants, conditions and restrictions and all other matters which in Subtenant's judgment bear upon the value and suitability of the Premises for Subtenant's purposes. Subtenant has and will rely solely on Subtenant's own inspection and examination of such items and not on any representations of Sublandlord or Sublandlord's agents, express or implied. By entering this Lease, Subtenant shall be deemed to accept the Premises in its condition existing as of the date of such entry and subject to all applicable municipal, county, state and federal statutes, laws, ordinances, including zoning ordinances, regulations and/or recorded restrictions governing and relating to the use, occupancy or possession of the Premises.

                  4.3.2 Physical Condition. Sublandlord represents and warrants that, as of the Effective Date, the Premises, without regard to the purpose for which Subtenant will use them, do not violate any existing covenant or restriction of record or any applicable government requirement. Sublandlord shall deliver the Premises broom-clean and free of debris, with the plumbing, lighting, heating, ventilating and air conditioning and all loading doors in good operating condition. With the exception of such specified matters and subject to Sublandlord's correction of the punchlist items pursuant to Section
4.2 above, by taking possession of the Premises, Subtenant shall be deemed to have acknowledged that (i) it has inspected the Premises, (ii) it accepts the Premises, (iii) the Premises is in good and sanitary order, and (iv) all work to be performed by Sublandlord for the Premises has been satisfactorily completed. Subtenant acknowledges that Subtenant has conducted Subtenant's own investigation of the Premises and the physical condition thereof including, without limitation, accessibility and location of utilities, improvements existence of hazardous materials and earthquake preparedness, which in Subtenant's judgment affect or influence Subtenant's use of the Premises and Subtenant's willingness to enter this Sublease.

                  4.3.3 No Representations. Subtenant recognizes that Sublandlord is subleasing the Premises on an "as is" basis, and that, except as expressly set forth herein, Sublandlord has made no representations of any kind in connection with improvements to or physical conditions of, or bearing on, the use of the Premises. Subtenant shall rely solely on Subtenant's own inspection and examination of such items and not on any representations of Sublandlord, express or implied. Subtenant further recognizes and agrees that neither Sublandlord nor Master Landlord shall be required to perform any work of construction, alteration or maintenance of or to the Premises; provided, however, Sublandlord shall deliver the Premises to Subtenant in broom clean condition and in the same arrangement and condition as the Premises now is, reasonable wear and tear and casualty excepted.

                                    ARTICLE 5
                         RIGHTS AND DUTIES OF SUBTENANT
                         ------------------------------

         5.1 Sublease Subject to Master Lease. It is expressly understood, acknowledged and agreed by Subtenant that this Sublease shall incorporate by reference the terms, conditions and covenants of the Master Lease, except as excluded in Section 5.2 herein, modified as appropriate in the circumstances so as to make such Sections, applicable only to the subleasing hereunder by Sublandlord of the Premises covered hereby. Subtenant shall be subject to, bound by and comply with all of said Sections of the Master Lease with respect to the Premises and shall satisfy all applicable terms and conditions of the Master Lease for the benefit of both Sublandlord and Master Landlord, it being understood and agreed that wherever in the Master Lease the word "Tenant" appears, for the purposes of this Sublease, the word "Subtenant" shall be substituted, and wherever the word "Landlord" appears, for the purposes of this Sublease, the word "Sublandlord" shall be substituted; and that upon the breach of any of said terms, conditions or covenants of the Master Lease by Subtenant or upon the failure of Subtenant to pay Rent or comply with any of the provisions of this Sublease, Sublandlord may exercise any and all rights and remedies granted to Master Landlord by the Master Lease. Subtenant expressly acknowledges, notwithstanding anything to the contrary in this Sublease, that Subtenant's duty to defend, indemnify, protect, defend and hold Sublandlord harmless from and against any and all claims, liabilities, penalties, losses or expenses (including attorneys' fees and costs) pursuant to this Sublease, and as more specifically set forth in the Master Lease, shall include Sublandlord's duty to defend, indemnify, protect and hold Master Landlord harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees and costs).

         It is further understood and agreed that Sublandlord has no duty or obligation to Subtenant under the aforesaid Articles and Sections of the Master Lease other than to maintain the Master Lease in full force and effect during the term of this Sublease; provided, however, that (a) Sublandlord shall use its reasonable and good faith efforts to cause Master Landlord to perform its obligations under the Master Lease, and (b) Sublandlord shall not be liable to Subtenant for any earlier termination of the Master Lease which is not due to the fault of Sublandlord. In the event of any conflict between this Sublease and the Master Lease, the terms of this Sublease shall control. Whenever the provisions of the Master Lease incorporated as provisions of this Sublease require the written consent of Landlord, said provisions shall be construed to require the written consent of both Master Landlord and Sublandlord. Subtenant hereby acknowledges that it has read and is familiar with all the terms of the Master Lease, and agrees that this Sublease is subordinate and subject to the Master Lease and that any termination thereof shall likewise terminate this Sublease.

         5.2 Exclusions. The terms and provisions of the following Sections of the Master Lease are not incorporated into this Sublease: Master Lease Sections 1 (Parties), 2 (Lease of Premises), 3 (Term), 4 (Rent), 5 (Tenant's Participation), 15 (Broker's Fee), 18 (Option to Extend) 21 (Tenant's Prior
Occupancy), 22.8 (Notices), 22.20 (Guarantor) and Exhibit "C" (Work Letter). Notwithstanding the exclusion of the applicability of Section 5 (Tenant's Participation) of the Master Lease, the parties acknowledge and agree that the provisions of Section 5 of the Master Lease relating to the sharing and net profit from sale of the Premises, as defined therein, shall apply with respect to Subtenant's purchase of the Premises pursuant to the provision of Section 19 of the Master Lease.

         5.3 Time for Notice. The time limits provided for in the provisions of the Master Lease for the giving of notice, making of demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or shortening the same in each instance by five (5) days, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublandlord or Subtenant, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublandlord to perform any. act or to undertake to perform such act or to correct any failure relating to the Premises or this Sublease, then Subtenant shall nevertheless be allowed three (3) days to perform such act, undertake such act and/or correct such failure.

         5.4 Master Landlord's Obligations. It shall be the obligation of Master Landlord (i) to provide or cause to be provided all services to be provided by Master Landlord under the terms of the Master Lease and (ii) to satisfy all obligations and covenant of Master Landlord made in the Master Lease. Subtenant acknowledges that Sublandlord shall be under no obligation to provide any such services or satisfy any such obligations or covenants; provided, however, that Sublandlord agrees to use its reasonable and good faith efforts to cause. Master Landlord to perform its obligations under the Master Lease.

                                    ARTICLE 6
                                    INSURANCE
                                    ---------

         Subtenant covenants to name both Master Landlord and Sublandlord as insured parties as their interests may appear in the insurance policies required under Section 8 of the Master Lease, to the same extent that under the Master Lease, Master Landlord is to be named an insured party; to provide Sublandlord with an affidavit of delivery of such required insurance policies or certificates to Master Landlord; and not to allow reduction in coverage, cancellation or termination of such required insurance policies without giving at least thirty (30) days prior written notice to Sublandlord and Master Landlord. Subtenant shall deliver to Sublandlord, prior to the Rent Commencement Date and from time to time, certificates of insurance indicating that the required policies of insurance are in full force and effect throughout the entire term of this

Sublease. All insurance policies required to be carried by Sublandlord, pursuant to the Master Lease, shall be carried by Subtenant covering all improvements to the Premises and covering Subtenant's liability and all such policies shall be written in accordance with the requirements for such insurance set forth in
Section 8 of the Master Lease; provided, however, that Subtenant shall only be required to maintain in effect a course of construction endorsement pursuant to
Section 8.3(a)(i) of the Master Lease during such times as construction work is being performed in the Premises.

                                    ARTICLE 7
                                    INDEMNITY
                                    ---------

         Subtenant and Sublandlord further covenant to indemnify, hold harmless and waive rights of recovery against the other to the same extent that Sublandlord and Master Landlord agreed to under Section 8 of the Master Lease.

                                    ARTICLE 8
                              DEFAULTS AND REMEDIES
                              ---------------------

         Subject to the time for notice provisions of Section 5.3 above, in the event of a default by Subtenant, Sublandlord shall have all of the rights and remedies against Subtenant as are set forth in Section 13 of the Master Lease as though Sublandlord were the landlord named therein and Subtenant was the tenant named therein.

                                    ARTICLE 9
                                     NOTICES
                                     -------

         All notices or correspondence provided for herein shall be in writing and shall be (i) personally delivered, in which event they shall be deemed received on the date of delivery, (ii) sent by certified mail, postage prepaid, return receipt requested, or by a professional courier company which provides a receipt evidencing delivery, in which event they shall be deemed received on the date of delivery as evidenced by the receipt; or (iii) sent by telecopy. Any notice, request, demand, direction or other communication sent by cable, telex or telecopy must be confirmed within two (2) business days by letter mailed or delivered in accordance with the foregoing. The Master Landlord's, Sublandlord's and Subtenant's addresses for written notices required to be given hereunder shall be the addresses set forth in the Basic Lease Information, or at such other place designated by advance written notice delivered in accordance with the foregoing; provided, however, that after July 5, 1998 Subtenant's address shall be at the Premises.

                                   ARTICLE 10
                              TAXES AND ASSESSMENTS
                              ---------------------

          Should Subtenant fail to pay any taxes, assessments, fees, or charges required to be paid under the Master Lease, and as a result thereof. Sublandlord is required to do so, any such amount so paid by Sublandlord shall become immediately due and payable as Rent by Subtenant to Sublandlord together with interest thereon at the highest legal rate, from the date of payment by Sublandlord until paid by Subtenant. Any such payment by Sublandlord shall not be deemed to be a waiver of any other rights which Sublandlord may have under the provisions of this Sublease or as provided by law, it being expressly understood that failure of Subtenant to pay such taxes. assessments, fees or charges may at the option of the Sublandlord be treated as a default in the performance of the terms of this Sublease. Should Subtenant fail to pay any taxes or assessments above described prior to the delinquency date thereof, and should any interest or penalties become due as a result of failure to pay said taxes or assessments prior to the delinquency date thereof, such interest and penalties shall also be payable by Subtenant. If the right is given to pay any of the taxes, assessments or other impositions which Subtenant is herein obligated to pay either in one sum or in installments, Subtenant may elect either mode of payment.

                                   ARTICLE 11
                                OFFICE FURNITURE
                                ----------------

          Sublandlord shall leave in the Building for the use of Subtenant all of the furniture listed on Exhibit B hereto ("Furniture"). Subtenant hereby agrees to purchase the Furniture from Sublandlord on the following terms and conditions. All of the Furniture shall be accepted in its as-is condition, without any representation or warranty whatsoever by Sublandlord. Commencing on the Rent Commencement Date and, thereafter, on the first of each month of the Term, the Subtenant shall pay Sublandlord Five Thousand Dollars ($5,000) per month for a total of fifty-nine (59) payments, with a final payment the following month in the amount of Five Thousand One Dollars ($5,001). Upon receipt of all such payments, Sublandlord shall provide to Subtenant a bill of sale with respect to the Furniture.

                                   ARTICLE 12
                              SUBLANDLORD'S WAIVER
                              --------------------

          Sublandlord agrees to execute and deliver to Subtenant a waiver of Sublandlord's rights with respect to personal property located in the Building substantially in the form of the agreement attached hereto as Exhibit C; provided, however, that Sublandlord's obligations under this Article 12 are conditioned upon the delivery of a comparable agreement from Master Landlord with respect to Master Landlord's rights under the Master Lease. In the event that Sublandlord is unable to execute and deliver to Subtenant the waiver of Sublandlord's rights pursuant to this Article 12, this Sublease shall be terminated and the Security Deposit under Section 3.6 above shall be returned to Subtenant within five (5) business days.

                                   ARTICLE 13
                             REPAIRS AND MAINTENANCE
                             -----------------------

          With the  exception  of  Master  Landlord's  obligations  pursuant  to
Section 7.4 of the Master Lease, which shall be performed at Landlord's sole expense, Subtenant shall, at Subtenant's sole expense, keep the entire Premises in good order and sanitary condition, and repair any damage thereto caused by Subtenant or Subtenant's agents, employees or contractors. Subtenant acknowledges that Sublandlord is under no duty to make repairs or improvements to the Premises, and Subtenant hereby waives any right it may have at law or in equity to enforce the same. Notwithstanding the foregoing, Sublandlord shall be responsible for cost of any improvements or modifications to the portion of the Premises outside the Building in order to comply with the Americans with Disabilities Act, except to the extent such matters are caused by Subtenant's use. Further, Sublandlord shall warrant that all mechanical, air conditioning, electrical and plumbing shall be in good working condition for the first twelve
(12) months of the Term, with the exception of any matters caused by the negligence or willful misconduct of Subtenant.

                                   ARTICLE 14
                               HAZARDOUS MATERIALS
                               -------------------

          14.1 Compliance with Master Lease Requirements. Subtenant shall strictly comply with all sections in Section 20 ("Toxic or Hazardous Substances") of the Master Lease. Subtenant, at its sole expense, shall be fully responsible for the storage, handling and disposal of all Toxic or Hazardous Substances used or allowed in or on the Premises by the Subtenant.

          14.2 Sublandlord's Representations and Warranties. Sublandlord hereby represents and warrants to the best of its current actual knowledge, without inspection, that the Premises are free from any Toxic or Hazardous Substances in violation applicable laws. Sublandlord shall protect, defend, indemnify and hold Subtenant harmless from and against any and all claims, costs, liabilities or damages arising out of or relating to any breach of the representations and/or warranties of this Section 14.2.

                                   ARTICLE 15
                              SURRENDER OF PREMISES
                              ---------------------

          Subtenant shall peaceably surrender the Premises to Sublandlord upon expiration or earlier termination of this Sublease, in broom-clean condition and in as good condition as when Subtenant took possession, except for (i) reasonable wear and tear, (ii) loss by fire or other casualty, and (iii) loss by condemnation. Subtenant shall on Sublandlord's request, remove Subtenant's personal property upon the expiration or earlier termination of this Sublease and promptly repair all damage to the Premises or Building caused by such removal.

          If Subtenant abandons the Premises, any of Subtenant's personal property left on the Premises shall be deemed to be abandoned, and, at Sublandlord's option, and subject to the provisions of Article 12 above, title shall pass to Sublandlord under this Sublease as by a bill of sale. If Subtenant abandons the Premises and Sublandlord elects to remove all or any part of Subtenant's Property, the reasonable cost of removal, including repairing any damage to the Premises or Building caused by such removal, shall be paid by Subtenant. Upon the expiration of the Term or earlier termination of the Sublease, Subtenant shall surrender all keys and security access cards to the Premises.

                                   ARTICLE 16
                                TERMINATION RIGHT
                                -----------------

          Sublandlord agrees, for so long as Subtenant has not been in default under this Sublease after notice of such default and the expiration of the applicable cure period, that Sublandlord shall not exercise its right to terminate the Master Lease pursuant to Section 3.3 thereof

                                   ARTICLE 17
                                   SUBLEASING
                                   ----------

          Master Landlord and Sublandlord agree to consent to the Sublease of all or a portion of the Premises to one or more wholly-owned subsidiaries ("Subsidiary(ies)") of Fields Aircraft Spares, Inc., a Utah corporation ("Parent"), provided that each such Subsidiary agrees to comply with all terms and conditions of the Sublease, and to be jointly and severally liable with Subtenant for all obligations of Subtenant under the Lease. At such time as any such Subsidiary(ies) are no longer owned, in whole or in part, directly or indirectly, by Parent, and such Subsidiary(ies) no longer occupy any portion of the Premises, such Subsidiary(ies) shall be released from any and all liability arising under this Sublease thereafter.

                                   ARTICLE 18
                                  MISCELLANEOUS
                                  -------------

          18.1 Entire Agreement. This Sublease and the applicable portions of the Master Lease contained by reference herein, contain all of the covenants, conditions and agreements between the parties concerning the Premises, and shall supersede any and all prior correspondence, agreements and understandings concerning the Premises, both oral and written. No addition or modification of any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Sublandlord and Subtenant.

          18.2 Captions. All captions and headings in this Sublease are for the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

          18.3 Master Landlord's Consent. This Sublease is conditioned upon Master Landlord's written approval of this Sublease. If Master Landlord fails to consent to this Sublease within fifteen (15) days after the execution and delivery hereof by Sublandlord and Subtenant, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Premises.

         18.4 Authority. Each person executing this Sublease on behalf of a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

          18.5 Attorneys' Fees. In the event either party shall bring any action or proceeding for damages or for an alleged breach of any provision of this Sublease to recover rents, or to enforce, protect or establish any right or remedy hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs as part of such action or proceeding.

          18.6 Brokers. Subtenant warrants for the benefit of Sublandlord that it has had no dealings on Subtenant's behalf with any real estate broker, agent or finder, other than the Brokers set forth in the Basic Sublease Information, in connection with the negotiation of this Sublease, and that it knows of no other real estate broker or agent who is entitled to any commission or finder's fee in connection with the Premises or this Sublease. Subtenant shall indemnify Sublandlord and hold Sublandlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation attorneys' fees and costs) arising from any claim for a leasing commission or equivalent compensation alleged to be owing on account of Subtenant's dealings with any real estate broker or agent other than Broker in connection with the Premises or this Sublease.

          18.7 Counterparts. This Sublease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall comprise but a single instrument.

         IN WITNESS WHEREOF, the parties hereto have executed one (1) or more copies of this Sublease, effective as of the Effective Date.

SUBLANDLORD:                               SUBTENANT:

Sunrise Medical HHG Inc., a California     Fields Aircraft Spares, Incorporated,
Corporation                                a California corporation

By:      /s/ S. Jaye                       By: /s/ Alan M. Fields
   ----------------------                     ---------------------------
Name:  Steven Jaye                         Name: Alan M. Fields
Title:   Secretary                         Title: President and CEO

By:                                        By: /s/ L. J. Troyna
   ----------------------                     ---------------------------
Name:                                      Name: L. J. Troyna
Title:                                     Title: Chief Financial Officer

                         CONSENT OF MASTER LANDLORD AND
                           FIRST AMENDMENT TO SUBLEASE

         By execution of a counterpart of this Consent of Master Landlord and First Amendment to Sublease, each tenant in common comprising Master Landlord hereby consents to the terms and conditions of the foregoing Sublease, dated April 28, 1998, by and between Sunrise Medical HHG Inc., as Sublandlord, and Fields Aircraft Spares Incorporated, as Subtenant, and all parties hereto agree to the terms and conditions hereof.

         1. This consent to the Sublease shall not release Sublandlord of its obligations or alter the liability of the Sublandlord to pay the rent and perform and comply with all of the obligations of Sublandlord to be performed under the Master Lease. Master Landlord does not consent or agree to any modifications of the Master Lease, with the exception of the following provisions of the Sublease, to which Master Landlord hereby consents:

                  (a) Sublandlord (and Subtenant) shall only be required to maintain in effect a course of construction insurance endorsement pursuant to
Section 8.3(a)(i) of the Master Lease during such times as construction work is being performed in the Premises; and


                  (b) Master Landlord consents to Article 17 of the Sublease, entitled "Subleasing."


         2. The acceptance of rent or any other sums by Master Landlord from Subtenant and/or anyone else liable under the Master Lease shall not be deemed a waiver by Master Landlord of any provisions of the Master Lease.

         3. Except as set forth in Article 17 of the Sublease, Master Landlord's consent to the Sublease shall not constitute a consent to any subsequent subletting or assignment.

         4. In the event of a Default of Sublandlord under the Master Lease, Master Landlord may proceed directly against Sublandlord, the Guarantor of the Master Lease or anyone else liable under the Master Lease or the Sublease without first exhausting Master Landlord's remedies against any other person or entity liable therein to Master Landlord.

         5. Master Landlord does not agree to deal directly with Subtenant respecting any matter relating to Premises.

         6. Master Landlord does not agree to attorn to Subtenant upon a termination of the Master Lease. In the event of any default by Sublandlord of any of its obligations to be performed under the Master Lease beyond any applicable cure period, or in the event of the bankruptcy or other disability of the Sublandlord, then Master Landlord, at its option, and without being obligated to do so, may require Subtenant to attorn to Master Landlord, in which event Master Landlord shall undertake the obligations of Sublandlord under the foregoing Sublease from the time of the exercise of said option to termination of the Sublease, but Master Landlord shall not be liable for any prepaid rents nor any security deposit paid by Subtenant, nor shall Master Landlord be liable for any other default by Sublandlord of its obligations to be performed under the Sublease. Lease Guarantor agrees that any such attornment shall in no way affect the guaranty of Lease Guarantor of its obligations pursuant to the terms of the Lease Guarantee dated April 16, 1993, which Guarantee shall remain in full force and effect.

          7. The Sublease shall be amended to include the following provisions, which shall supersede any inconsistent provisions thereof:

                  (a) Subject to Article 17 of this Sublease, without the prior written consent of Master Landlord, Master Landlord's Mortgagee, and any other mortgagee of the Premises (if such approval is required by mortgagee under the loan documents), Subtenant shall not: (i) assign, or in any manner transfer the Sublease or any estate or interest therein, or (ii) permit any assignment of the Sublease or any estate or interest therein by operation of law, or (iii) grant any license, concession, or other right of occupancy of any parties other than Subtenant, its affiliates, agents and employees, or (iv) mortgage, pledge or otherwise encumber all, or any part of, the Sublease or any interest in the Premises.

                  (b) The voluntary or other surrender of the Master Lease shall not, without the prior written consent of Landlord's Mortgagee, result in the merger of the estate of the Sublandlord with the estate of Subtenant. Neither the exercise of Master Landlord's rights under the Master Lease upon the occurrence of an Event of Default by Tenant, nor the exercise of Sublandlord's rights under the Sublease upon the occurrence of an Event of Default by Subtenant, shall, without the prior written consent of Master Landlord's
Mortgagee, result in the merger of the estate of the Sublandlord under the Sublease with the estate of the Subtenant hereunder. Except at the end of the Sublease Term, Sublandlord will not, without the prior written consent of Master Landlord's Mortgagee, accept a voluntary surrender of the Sublease or the state created thereby and will not consent to any amendment of the Sublease.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         8. This Consent of Master Landlord and First Amendment to Sublease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall comprise but a single instrument.

         IN WITNESS WHEREOF, the parties hereto have executed one (1) or more copies of this Consent of Master Landlord and First amendment to Sublease, dated, for reference purposes, as of May 26, 1998.

SUBLANDLORD:                            SUBTENANT:
------------                            ----------

SUNRISE MEDICAL HHG INC., a             FIELDS AIRCRAFT SPARES
Delaware corporation                    INCORPORATED, a California Corporation

By:  /s/ S. Jaye                        By: /s/ Alan M. Fields
   --------------------------              ----------------------------------
Name: Sedela Jaye                       Name: Alan M. Fields
Title:   Secretary                      Title:   President and CEO

By:  /s/ R. H. Chandler                 By:  /s/ Lawrence Troyna
   --------------------------              ----------------------------------
Name:  Richard H. Chandler              Name: Lawrence Troyna
Title:     Chairman                     Title: Director and Chief Financial
                                               Officer

MASTER LANDLORD:

RIDLEY BUILDING CO., LTD., a
California general  partnership

By: /s/ Nancy McDonald                        /s/ Walter Bennett
   --------------------------              ----------------------------------
    Nancy McDonald                      WALTER BENNETT, as Trustee of the
Its: Managing Partner                   Walter Bennett and Betty Jean Bennett
                                        Living Trust dated January 15, 1986

By: /s/ Cynthia Forsyth
   ---------------------------
    Cynthia Forsyth
Its: Managing Partner

/s/ Laurie Ellestad                     /s/ Kenneth Svendstrup Ross
----------------------------------      -----------------------------------
LAURIE ELLESTAD                         KENNETH SVENDSTRUP ROSS


                                        /s/ Barbara Montgomery Ross
                                        ------------------------------------
                                        BARBARA MONTGOMERY ROSS, as co-
                                        Trustees of the Ross Family Trust dated
                                        March 15, 1998


/s/ Craig M. Bennett                    /s/ Craig M. Bennett
----------------------------------      -----------------------------------
CRAIG M. BENNETT, as Custodian for      CRAIG M. BENNETT, as Custodian for
Andrew A. Bennett under CUTMA           Elizabeth J. Bennett under CUTMA


/s/ Laurie Bennett Ellestad             /s/ Laurie Bennett Ellestad
----------------------------------      -----------------------------------
LAURIE BENNETT ELLESTAD, Trustee of the LAURIE  BENNETT  ELLESTAD,  as
Laurie Bennett Ellestad Living          Custodian for Jennifer J. Ellestad under
Trust dated November 3, 1992            CUTMA


/s/ Laurie Bennett Ellestad             /s/ Laurie Bennett Ellestad
----------------------------------      -----------------------------------
LAURIE BENNETT ELLESTAD, as             LAURIE BENNETT ELLESTAD, as
Custodian for Deanna Ellestad under     Custodian for Eric Ellestad under CUTMA
CUTMA


/s/ Harold C. Bennett                   /s/ Harold C. Bennett
----------------------------------      -----------------------------------
HAROLD C. BENNETT, as Trustee of the    HAROLD C. BENNETT, as Custodian for
Harold C. Bennett Living Trust, a       Todd G. Bennett under CUTMA
restated  August 20, 1993


/s/ Harold C. Bennett                   /s/ Craig M. Bennett
----------------------------------      -----------------------------------
HAROLD C. BENNETT, as Custodian for     CRAIG M. BENNETT, as Trustee of the
Ashley C. Bennett under CUTMA           Craig M. Bennett Living Trust, dated
                                        January 6, 1998

/s/ Craig M. Bennett
----------------------------------
CRAIG M. BENNETT, as Custodian for
Katherine Bennett under CUTMA

                         PEPPERTREE SOUTH BUSINESS PARK
                             SIMI VALLEY, CALIFORNIA

                                   LEASE WITH

                            GUARDIAN PRODUCTS, INC.

                               September 15, 1992

                         PEPPERTREE SOUTH BUSINESS PARK
                             SIMI VALLEY, CALIFORNIA

                                   LEASE WITH

                            GUARDIAN PRODUCTS, INC.

                               TABLE OF CONTENTS

SECTION  1    PARTIES......................................  Page 1 of 27

SECTION  2    LEASE OF PREMISES............................  Page 1 of 27
         2.1  Demise.......................................  Page 1 of 27
         2.2  Title of Reports ............................  Page 1 of 27
         2.3  Building Area ...............................  Page 1 of 27
         2.4  Additional Parking...........................  Page 2 of 27

SECTION  3    TERM ........................................  Page 2 of 27
         3.1  Term ........................................  Page 2 of 27
         3.2  Delay in Commencement........................  Page 2 of 27
         3.3  Tenant's Right to Terminate Lease............  Page 3 of 27

SECTION  4    RENT ........................................  Page 4 of 27
         4.0  General .....................................  Page 4 of 27
         4.1  Fixed Rent October 1, 1993...................  Page 4 of 27
         4.2  Rent Pre-October 1, 1993.....................  Page 4 of 27
         4.3  Adjustments To Rent For Tenant
              Improvement Work ............................  Page 4 of 27
         4.4  Rent Adjustments For CPI ....................  Page 4 of 27

SECTION  5    TENANT'S PARTICIPATION IN NET OPERATIONAL
              CASH FLOW AND NET PROFIT FROM SALE ..........  Page 6 of 27
         5.1  Tenant's Participation ......................  Page 6 of 27
         5.2  Subordination to Secured Leaders ............  Page 6 of 27
         5.3  Tenant Not to be In Default/Limitation
              of Tenant Liability .........................  Page 6 of 27
         5.4  Accounting Methods and Dates Payable.........  Page 6 of 27
         5.5  Net Operational Cash Flow Defined ...........  Page 6 of 27
         5.6  Landlord's Operational Expenses Defined......  Page 6 of 27
         5.7  Landlord's Secured Debt Service Defined......  Page 7 of 27
         5.8  Landlord's Equity Defined....................  Page 7 of 27
         5.9  Net Profit from Sale Defined ................  Page 7 of 27
         5.10 Total Costs of Construction Declined ........  Page 7 of 27

SECTION  6    USE .........................................  Page 8 of 27
         6.1  Use .........................................  Page 8 of 27
         6.2  Compliance with Law..........................  Page 8 of 27
         6.3  Condition of Premises........................  Page 9 of 27

SECTION  7    MAINTENANCE, REPAIRS AND ALTERATIONS ........  Page 9 of 27
         7.1  Tenant's Obligations ........................  Page 9 of 27
         7.2  Surrender ...................................  Page 9 of 27
         7.3  Landlord's Rights ...........................  Page 10 of 27
         7.4  Landlord's Obligations ......................  Page 10 of 27
         7.5  Alterations and Additions ...................  Page 10 of 27

SECTION  8    INSURANCE INDEMNITY .........................  Page 11 of 27
         8.1  Insuring Party ..............................  Page 11 of 27
         8.2  Liability Insurance .........................  Page 11 of 27
         8.3  Property Insurance ..........................  Page 11 of 27
         8.4  Insurance Policies ..........................  Page 11 of 27
         8.5  Waiver of Subrogation .......................  Page 11 of 27
         8.6  Indemnity ...................................  Page 12 of 27
         8.7  Exemption of Landlord from Liability.........  Page 12 of 27

SECTION  9    DAMAGE OR DESTRUCTION .......................  Page 12 of 27
         9.1  Partial Damage - Insured.....................  Page 12 of 27
         9.2  Partial Damage - Uninsured...................  Page 12 of 27
         9.3  Total Destruction............................  Page 12 of 27
         9.4  Damage Near End of Term......................  Page 13 of 27
         9.5  Abatement of Rent; Tenant's Remedies.........  Page 13 of 27
         9.6  Termination - Advance Payments ..............  Page 13 of 27
         9.7  Waiver ......................................  Page 13 of 27

SECTION 10    REAL PROPERTY TAXES .........................  Page 13 of 27
        10.1  Payment of Taxes ............................  Page 13 of 27
        10.2  Definition of "Real Property Tax" ...........  Page 13 of 27
        10.3  Joint Assessment ............................  Page 14 of 27
        10.4  Personal Property Taxes .....................  Page 14 of 27

SECTION 11    UTILITIES ...................................  Page 14 of 27

SECTION 12    ASSIGNMENT AND SUBLETTING ...................  Page 14 of 27
        12.1  Landlord's Consent Required .................  Page 14 of 27
        12.2  Tenant Affiliate ............................  Page 14 of 27
        12.3  No Release of Tenant ........................  Page 14 of 27
        12.4  Additional Rent On Assignment................  Page 14 of 27
        12.5  Attorney's Fees .............................  Page 15 of 27

SECTION 13    DEFAULTS; REMEDIES ..........................  Page 15 of 27
        13.1  Defaults.....................................  Page 15 of 27
        13.2  Remedies ....................................  Page 15 of 27
        13.3  Default by landlord..........................  Page 16 of 27
        13.4  Late Charges.................................  Page 16 of 27

SECTION 14    CONDEMNATION ................................  Page 16 of 27

SECTION 15    BROKERS'S FEE................................  Page 17 of 27

SECTION 16    SUBORDINATION ...............................  Page 17 of 27
        16.1  Mortgage and Ground Leases ..................  Page 17 of 27
        16.2  Successors of Mortgage and Ground Leases.....  Page 17 of 27
        16.3  Non-Disturbance .............................  Page 17 of 27

SECTION 17    SIGNS AND AUCTIONS ..........................  Page 18 of 27

SECTION 18    OPTION TO EXTEND ............................  Page 18 of 27

SECTION 19    OPTION TO PURCHASE AND RIGHT OF FIRST
              REFUSAL .....................................  Page 18 of 27
        19.1  Option Notice ...............................  Page 18 of 27
        19.2  Actions of Parties ..........................  Page 18 of 27
        19.3  Closing Date ................................  Page 18 of 27
        19.4  No Contingencies to Tenant's Obligations.....  Page 18 of 27
        19.5  Purchase Price ..............................  Page 19 of 27
        19.6  Title .......................................  Page 20 of 27
        19.7  Costs and Prorations ........................  Page 20 of 27
        19.8  Representations .............................  Page 20 of 27
        19.9  Right Of First Refusal ......................  Page 20 of 27
        19.10 Termination of Lease on Purchase ............  Page 21 of 27

SECTION 20    TOXIC OR HAZARDOUS SUBSTANCES ...............  Page 21 of 27
        20.1  Tenant's Use ................................  Page 21 of 27
        20.2  Notice or Violation .........................  Page 21 of 27
        20.3  Landlord's and Tenant's Default..............  Page 21 of 27
        20.4  Landlord's Representations ..................  Page 21 of 27

SECTION 21    TENANT'S PRIOR OCCUPANCY ....................  Page 22 of 27

SECTION 22    GENERAL PROVISIONS ..........................  Page 22 of 27
        22.1  Estoppel Certificate ........................  Page 22 of 27
        22.2  Landlord's Liability ........................  Page 23 of 27
        22.3  Severability ................................  Page 23 of 27
        22.4  Interest on Past-due Obligations ............  Page 23 of 27
        22.5  Time of Essence .............................  Page 23 of 27
        22.6  Captions ....................................  Page 23 of 27
        22.7  Incorporation of Prior Agreements;
              Amendments...................................  Page 23 of 27
        22.8  Notices......................................  Page 23 of 27
        22.9  Waivers .....................................  Page 24 of 27
        22.10 Recording....................................  Page 24 of 27
        22.11 Holding Over.................................  Page 24 of 27
        22.12 Cumulative Remedies..........................  Page 24 of 27
        22.13 Covenants and Conditions.....................  Page 25 of 27
        22.14 Binding Effect; Choice of Law................  Page 25 of 27
        22.15 Attorney's Fees .............................  Page 25 of 27
        22.16 Landlord's Access ...........................  Page 25 of 27
        22.17 Merger ......................................  Page 25 of 27
        22.18 Corporate Authority .........................  Page 25 of 27
        22.19 Consent/Duty to Act Reasonably...............  Page 25 of 27

        22.20 Guarantor ...................................  Page 25 of 27
        22.21 Quiet Possession ............................  Page 25 of 27
        22.22 Rent Defined ................................  Page 26 of 27
        22.23 Furnishing of Financial Statement;
              Tenant's Representations ....................  Page 26 of 27
        22.24 Changes Requested by Lender..................  Page 26 of 27

                                    EXHIBITS

Exhibit "A"           Legal Description
Exhibit "B"           Depiction of Premises
Exhibit "C"           Work Letter Agreement
  {Schedule 1)        Definition of Leasehold Improvements
  {Schedule 2)        Preliminary Budget Estimate
  {Schedule 3)        Final Space Plans
Exhibit "D"           Guaranty of Lease

                         PEPPERTREE SOUTH BUSINESS PARK
                             SIMI VALLEY, CALIFORNIA

                                   LEASE WITH

                             GUARDIAN PRODUCTS, INC.

 SECTION 1. PARTIES
       THIS LEASE ("Lease"),  dated  for reference purposes only, September  15,
              1992, is made by and between LA CANADA FLINTRIDGE DEVELOPMENT CORPORATION, a California corporation, LCF INCOME GROUP, a California general partnership, JERVE M. JONES, an individual, and PEPPERTREE CORPORATE BUSINESS PARK, LTD., a California limited partnership, as tenants-in-common, (collectively, "Landlord")

                                       and

              GUARDIAN PRODUCTS,  INC., a California corporation,  together with
              any  assignee   approved  by  Landlord  or   otherwise   permitted
              hereunder, ("Tenant").


 SECTION 2.   LEASE  OF PREMISES

         2.1  Demise.

         Landlord hereby leases to Tenant, and Tenant leases from Landlord for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the City of Simi Valley, County of Ventura, State of California, the legal description of which is attached as Exhibit "A", and the site plan of which is depicted on Exhibit "B", attached hereto and incorporated herein by this reference (the "Real Property"), part of the Peppertree South Business Park (the "Project"). and to be constructed as a free-standing building comprising of approximately 120,000 gross square feet ("Building") together with a minimum of 291 parking spaces in compliance with applicable law and other appurtenant improvements constructed or to be constructed and located on the Real Property in accordance with the Work Letter Agreement attached hereto as Exhibit C and incorporated herein by this reference, excluding any such item owned by public or private utilities. The Real Property including the land and all improvements thereon or to be constructed thereon, are herein called "the Premises." Landlord will use its best efforts to change the name of Brandeis Avenue to a name using the name Guardian.

         2.2  Title Reports.

         Landlord owns the Real Property and the property which is the subject of Tenant's additional parking rights as described in Section 2.4 Additional Parking and has furnished to Tenant a copy of that certain preliminary title report covering the Real Property and Additional Parking Site from Pacific Title Guaranty bearing Order No. 504598-R-WBS, dated as of December 18, 1991. Landlord shall deliver a date-down of such title report within thirty (30) days prior to the "Commencement Date" defined in Section 3.1 below (the "Final Title Report") (which Tenant may convert to a title policy insuring Tenant's interest, at Tenant's sole election and expense) showing the Real Property and the Additional Parking Site to be subject only to a lien for current taxes and to exceptions which were in the initial title report which Tenant approved on a commercially reasonable basis, such as easements necessary to the operation of the Building.
2.3 Building Area.

         Landlord and Tenant hereby agree that the Building, which shall include a mezzanine, shall contain a proximately 120,000 gross square fee as of the Commencement Date. The Building will be constructed to include certain structural supports in contemplation of an addition or additions to the mezzanine. Landlord hereby agrees that Tenant may construct such addition or additions, and Landlord hereby consents to the same and waives any right it might otherwise have hereunder to require Tenant to remove any such addition at the expiration of the term hereof provided Tenant otherwise complies with the provisions of Sections 7.5(b) and (c) hereof and provided further, that Landlord shall have no obligation to provide financing for such construction. If Tenant provides such financing and proceeds to expand the mezzanine in the Building, then, upon completion and occupancy of such mezzanine area, the rental payable under this Lease shall not be increased and the Building shall be considered by Landlord and Tenant to have the same number of rentable square feet which it had prior to the expansion of such mezzanine.

         2.4  Additional Parking.

         (a) If Tenant adds to the mezzanine area as described in Section 2.3 above, and because of such addition, additional parking spaces are required under applicable building ordinances, or because of a change in use or change in code or because of the needs of Tenant, its employees or invitees, Tenant shall have the option to include as part of the Premises a portion of the land owned by Landlord adjacent to the Premises (the "additional land").

         (b) The additional land shall not exceed that necessary to provide up to 59 additional parking spaces or in the aggregate 350 spaces (291 spaces plus 59 spaces). Landlord shall have the right to designate the additional land which shall be within 300 feet walking distance to the Premises.

         (c) Landlord shall have the right to change the additional land designated if Landlord believes such change is reasonably necessary, provided Landlord designates other land within 300 feet (walking distance) of the Premises as the additional land.

         (d) The rent for the additional parking spaces shall be $37.00 per space, payable monthly, and shall be in addition to Rent otherwise payable. Such rent shall be subject to adjustment in accordance with the CPI as set forth in
Section 4.4 and subject to the limitations contained therein (commencing with the fifty-fifth (55th) month following the Commencement Date, defined in Section
3.1 below, and on each thirtieth (30th) month thereafter). The rent for additional parking spaces, in the amount of $37.00 per space, is subject to a decrease if the actual construction costs are less than estimated.

         (e) The unexercised option hereunder shall expire when Landlord delivers to Tenant a factually correct written notice that within sixty (60) days following the date of such notice, Landlord shall no longer own any adjacent property, or shall have leased all such adjacent property for more than three (3) years.

         (f) Landlord shall pay for all costs of construction of the parking spaces, including site preparation, excavation, striping, landscaping, and fees for consultants, engineers, architects, and building permits. The design and construction shall be subject to Tenant's reasonable approval.

         (g) Following the completion of the additional parking spaces and delivery to Tenant, Tenant shall pay all costs of maintenance, operation and repair of the parking area on the additional land.

SECTION  3.   TERM

         3.1  Term.

         The term of this Lease shall be for approximately fifteen (15) years commencing on the date which is on or after July 1, 1993 and fifteen (15) business days following the date upon which the Tenant Improvements (as defined in Section 3 of Exhibit C, the Work Letter Agreement) have been substantially completed, as certified by Landlord's architect in accordance with Section 5 of the Work Letter Agreement ("Commencement Date") plus any period prior to October 1, 1993. The term of the Lease shall end on the later of: September 30, 2008, or the last day of the month in which the fifteenth (15th) anniversary of the Commencement Date occurs.

         3.2  Delay in Commencement.

         (a) Landlord shall use commercially reasonable efforts to cause the Commencement Date to occur on or prior to October 1, 1993, provided, however, that the Commencement Date shall be extended for up to two (2) months to the extent of any "Force Majeure Delay" as to Section 3.2(b)(i) and up to five (5) months to the extent of Section 3.2(b)(ii) "Force Majeure Delay" or for the period of any "Tenant Delay", as those terms are defined in this Section 3. To the extent the Commencement Date has been delayed because Landlord has been delayed in substantially completing any work to be performed by Landlord pursuant to the Work Letter Agreement as a result of a Tenant Delay, then as soon as reasonably possible following the Commencement Date, Landlord shall provide to Tenant a reasonably particularized statement of the net number of Tenant Delays which actually delayed Landlord, and Tenant shall pay to Landlord as additional rent under the Lease, the product of the per diem Rent times the number of days that such net Tenant delays caused the Commencement Date to be so delayed, such payment to be made within thirty (30) days after Tenant's receipt of the invoice from Landlord together with said particularized statement.

         (b) The term "Force Majeure Delay" shall mean any delay in the substantial completion of the Tenant Improvements which is attributable to any:

             (i) delay or failure to perform attributable to civil disturbance, future order claiming jurisdiction, act of the public enemy, war, riot, sabotage, blockade, embargo, inability to secure customary materials, supplies or labor through ordinary sources by reason of regulation or order of any government or regulatory body; or

             (ii) delay attributable to lightning, earthquake, fire, storm, hurricane, tornado, flood, washout or explosion.

Any prevention, delay or stoppage due to any Force Majeure Delay shall excuse the performance of the Landlord for a period of time equal to the period of any such prevention, delay or stoppage, up to a maximum of two (2) months, as to
Section 3.2(b)(i) items and five (5) months as to Section 3.2(b)(ii) items.

         (c) "Tenant Delay" shall mean any delay in the substantial completion of the Tenant Improvements which is due to any act or omission of Tenant (wrongful, negligent or otherwise), its agents, employees, contractors, subcontractors or licensees. The Tenant Delay shall include, but shall not be limited to, any;

             (i) delay in the delivery by Tenant of authorizations, approvals or disapprovals within the time frame therefor specified herein or, if no such time frame is so specified, within seven (7) business days of Tenant's receipt of a written request for approval from Landlord;

             (ii) delays due to changes by Tenant in the Tenant Improvements as defined in the Work Letter;

             (iii) delays due to postponement of any Tenant Improvements at the request of Tenant; and

             (iv) delays due to the failure of Tenant to grant its approval of any Tenant Improvement plans for unreasonable reasons.

Any prevention, delay or stoppage due to any Tenant delay shall excuse performance of Landlord for a period of time equal to any such prevention, delay or stoppage.

         (d) If for any reason the Commencement Date does not occur on or prior to October 1, 1993 plus the period of any Tenant delays as defined in Section 3.2(c) plus two months of Force Majeure Delay as defined in Section 3.2(b)(i) and five (5) months of Force Majeure Delay as defined by Section 3.2(b)(ii), Landlord shall be liable to Tenant for a per diem late performance penalty as follows:

             (i) 50% of the then current per diem rent for the first sixty days.

             (ii) 75% of the then current per diem rent for the next thirty days.

             (iii) 150% of the then current per diem rent for any remaining delay.

Such penalty shall be payable in arrears on or before the last day of each calendar month. Tenant shall not be obligated to pay rent until fifteen (15) business days following the date that possession of the Premises is tendered to Tenant. If Landlord shall not have delivered possession of the Premises to Tenant by March 1, 1994 extended by the number of days constituting Tenant Delays and by the number of days constituting Force Majeure Delays limited to two (2) months as defined by Section 3.2(b)(i) and by five (5) months as defined by Section 3.2(b)(ii), Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease.

         3.3  Tenant's Right to Terminate Lease.

         (a) Tenant shall have a one-time right to terminate this Lease effective the later of: September 30, 2003, or the last day of the month in which the tenth (10th) anniversary of the Commencement Date occurs, by payment to Landlord an amount of $700,000 (the cancellation sum) in cash.

         (b) The option to cancel shall be effective only by delivering to Landlord, written notice on or before that date which is the later of December 31, 2002, or nine (9) months prior to the last day of the month in which the tenth (10th) anniversary of the Commencement Date occurs, and by payment of the cancellation sum, in the form of a cashier's or certified check no later than September 30, 2003, or the last day of the month in which the tenth (10th) anniversary of the Commencement Due occurs.

         (c) Tenant shall pay all other sums required under this Lease for the remaining period of the term, without credit or offset of the cancellation sum.

         (d) Commencing thirty (30) days after execution of this Lease, Landlord shall furnish Tenant a written monthly report on the status of the construction and permanent financing. On or before December 31, 1992, Landlord shall provide evidence satisfactory to Tenant, in the form of a commitment or otherwise, that the construction and permanent financing necessary to complete construction in accordance with the provisions of the Work Letter Agreement will be in place by April 1, 1993. If Landlord cannot provide such evidence to Tenant by such date, then Tenant shall have the right to terminate the Lease.

         (e) On or before March 1, 1993. Landlord shall provide evidence satisfactory to Tenant that it has obtained all necessary public and private consents, permissions and approvals, including, without limitation, zoning variances, conditional use permits, building permits and sewer hookup permits, necessary to construct the Project Shell and Tenant Improvement Work in accordance with the terms of this Lease and in strict compliance with all applicable, federal, state and local laws, ordinances, rules and regulations. If Landlord cannot provide such evidence to Tenant by such date, then Tenant shall have the right to terminate the Lease.

SECTION  4.   RENT

         4.0  General.

         Tenant shall pay to Landlord rent ("Rent") for the Premises pursuant to the provisions of this Section in advance, on the 1st day of each month of the term hereof. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Landlord at LCF Group, 311 S. Spring Street, Suite 1200, Los Angeles, CA 90013, or to such other persons or at such other places as Landlord my designate in writing; provided, however, Landlord my not designate more than one person or more than one address for the delivery of Rent.

         4.1  Fixed Rent October 1, 1993.

         Tenant shall pay Rent to Landlord during the initial term commencing the later of October 1, 1993, or the Commencement Date of the Lease in accordance with the following schedule, subject to the limitations and adjustments provided for in Section 4.2 below:

                              Monthly Installment             Monthly Rent Per
 Month of Term                      of Rent                   Gross Square Foot

      1-24                         $56,400.00                       $O.47
     25-54                         $66,000.00                       $0.55


         4.2  Rent Pre-October 1, 1993.

         Tenant shall pay per diem Rent to Landlord for any period of the term prior to October 1, 1993 in an amount equal to i) 50% for July and August 1993 and ii) 75% for September 1993 based on the monthly Rent per gross square foot for the first twenty-four (24) months ($O.47 per month, multiplied by 120,000 square feet, divided by 365 days, which yields a per diem rate of $1,854.25). Such Rent shall be payable in arrears on or before the last day of each calendar month.

         4.3  Adjustments To Rent For Tenant Improvement Work.

         Rent shall be adjusted as of the  Commencement  Date in accordance with
Section 3 of Exhibit C, the Work Letter Agreement, relating to Tenant Improvement Work.

         4.4  Rent Adjustments For CPI

         (a)  Commencing  with the  later of  April 1,  1998 or the  fifty-fifth
(55th) month following the Commencement Date and on each thirtieth (30th) month thereafter ("Effective Dates") during the initial term of the Lease, the Rent shall be adjusted in accordance with the Consumer Price Index. The base for computing such adjustment shall be the Consumer Price Index--Urban Wage Earners and Clerical Workers (Los Angeles-Anaheim Riverside, CA. All Items, Base 1982-84 = 100) ("Index") as published by the United States Department of Labor Bureau Statistics ("Bureau") which is in effect the later of June 30, 1995, or the third (3rd) month preceding the twenty-fifth (25th) month following the Commencement Date ("Beginning Index"). The index published and in effect for the third (3rd) month preceding each Effective Date of the initial term of the Lease ("Extension Index" shall be used in determining the amount of such adjustment from one period of the initial term of the Lease to the next. Beginning with the Rent due on and after each Effective Date of the initial term of the Lease, the Rent shall be adjusted to equal the product achieved by multiplying the Rent due with respect to the month immediately preceding such Effective Date by the fraction described below, provided, however, in no event shall;

              (i) any such increase be greater than a 5% per annum increase, cumulative (subject, however, to the 5% per annum increase) and non-compounded,


      {As an example:

       CPI                    Rent
       4%                      4%
       7%                      5%
       4%                      5%
       0%                      1%
      35%                      5%
       0%                      5%
       0%                      5%}
 and;
                                                                    Page 4 of 27

              (ii) the Rent as of any Effective Date exceed the then current "Fair Market Rental Rate" of the Premises (defined in Section 4.4 (b) below): provided further, however, that in no event shall such adjusted Rent be less than the Rent payable the later of March 1, 1998 or the fifty-fourth (54th) month following the Commencement Date. On the first Effective Date of the initial term of the Lease, the numerator of the fraction shall be the Extension Index and the denominator shall be the Beginning Index. On the second and any subsequent Effective Date, the numerator of the fraction shall be the then-current Extension Index and the denominator shall be the Extension Index used to calculate the previous Rent adjustment. Landlord shall use its best efforts to calculate and give Tenant written notice of any such adjustment in the Rent prior to each Effective Date, and Tenant shall pay the adjusted Rent so noticed commencing on each Effective Date. Should the Bureau discontinue the publication of the Index, or publish the same less frequently or on a different schedule, or alter the same in some other manner including, but not limited to changing the name of the Index or the geographic area covered by the Index, the Landlord, in its discretion, shall adopt a substitute index of procedure which reasonably reflects and monitors consumer prices. In the event the provisions of this Section 4.4 are partially or totally suspended as a result of governmental regulation, they shall be reinstated upon termination or expiration of such regulation. Furthermore, upon termination or expiration of such regulation, the Rent shall be adjusted, commencing with the next regular monthly rent payment, to the amount that it would have been had the governmental regulation not been imposed.

         (b) The "Fair Market Rental Rate" shall mean and refer to the rate then being charged by owners of buildings of comparable age, type and quality located in the vicinity of the Building, for non-renewal, non-expansion, non-sublease, single-tenant, non-equity space, similarly improved, taking into consideration the existing tenant improvements constructed at the expense of Landlord or, if no such improvements exist, allowances provided or to be provided for such comparable space, rental abatement concessions, if any, the length of the relevant term, the extent of services to be provided to the premises, the date as of which the fair market rental rate is to become effective, and any other relevant term or conditions. Landlord shall provide written notice of the Fair Market Rental Rate not later than four months prior to the then applicable Effective Date. Tenant shall have fifteen (15) days ("Tenant's Review Period") after receipt of Landlord's notice of the Fair Market Rental Rate within which to accept such fair market rental rate or to reasonably object thereto in writing. Failure of Tenant to so object to the Fair Market Rental Rate submitted by Landlord in writing within such period shall conclusively be deemed its approval thereof. In the event Tenant objects to the Fair Market Rental Rate submitted by Landlord, Landlord and Tenant shall attempt in good faith to agree upon such Fair Market Rental Rate using their best good faith efforts. If Landlord and Tenant fail to reach agreement on such Fair Market Rental Rate within fifteen (15) days following Tenant's Review Period (the "Outside Agreement Date"), then Tenant shall notify Landlord of its Fair Market Rental Rate and each party's determination shall be submitted to arbitration in accordance with Section 4.4(b)(i) below.

              (i) Landlord and Tenant shall each appoint one (1) independent arbitrator who shall by profession be a real estate professional who shall have been active over the five (5) year period ending on the date of such appointment in the appraisal and/or leasing of similar properties in the vicinity of the Building. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rental Rate is the closest to the actual Fair Market Rental Rate as determined by the arbitrators, taking into account the requirements of this Section 4.4(b) above regarding same. Such decision shall be based upon the projected prevailing Fair Market Rental Rate as of the then applicable Effective Date. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date.

              (ii)  The two (2) arbitrators  so appointed  shall  within fifteen
(15) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

              (iii) The three (3) arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Fair Market Rental Rate, and shall notify Landlord and Tenant thereof.

              (iv) The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant. If either Landlord or Tenant fails to appoint an arbitrator within the time period specified in Section 4.4(b)(i) hereinabove, the arbitrator appointed by one of them shall reach a decision based upon the same procedures as set forth above (i.e., by selecting either Landlord's or Tenant's submitted Fair Market Rental Rate), and shall notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

              (v) If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, both arbitrators shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association based upon the same procedures as set forth above (i.e., by selecting either Landlord's or Tenant's submitted Fair Market Rental Rate).

              (vi) The cost of arbitration shall be paid by the losing party.

SECTION 5. TENANT'S PARTICIPATION IN NET OPERATIONAL CASH FLOW AND NET PROFIT FROM SALE.

         5.1  Tenant's Participation.

              During the term of this Lease, Tenant shall be entitled to: 25% of the Net Operational Cash Flow and 25% of the Net Profit from Sale of the Premises, as defined in this Section.

         5.2  Subordination to Secured Lenders.

              Any amounts due to Tenant under this Section shall be subordinate to the rights of secured lenders.

         5.3  Tenant Not to be in Default/Limitation of Tenant Liability.

         (a) Any amount due to Tenant under this Section shall be payable only with respect to the period or periods when Tenant is not in default under this Lease in the payment of rent, or any other sums. The Tenant's participation under this Section may not be used by Tenant as an offset to rent and related amounts due to Landlord.

         (b) Tenant shall not be liable for payment of any negative amount of Net Operational Cash Flow.

         5.4  Accounting Methods and Dates Payable.

         (a) Net Operational Cash Flow shall be determined on an accrual basis in accordance with the provisions of this paragraph, and where not specifically provided for, in accordance with generally accepted accounting principles.

         (b) Net Operational Cash Flow shall be determined on a calendar year basis with appropriate pro rata adjustments for periods of less than a full calendar year.

         (c) Tenant's participation in Net Operational Cash Flow shall be payable on a quarterly basis ending March 31, June 30, September 30, and December 31, not later than thirty (30) days following the end of such quarter.

         (d) Net Profit from Sale of the Premises shall be determined in accordance with the provisions of this Section and where not specifically provided for, in accordance with generally accepted accounting principles.

         (e) Tenant's participation in Net Profit from Sale of the Premises shall be payable at the close of the sale, provided:

              (i) If any such profit is from a sale to other than Tenant, and is payable in an asset other than cash, Tenant's participation may be evidenced by in interest in such asset.

              (ii) Landlord may reserve a reasonable portion of the profit for a period not to exceed sixty (60) days from the date of close, if necessary for accounting purposes.

         5.5  Net Operational Cash Flow Defined.

         Net Operational Cash Flow means the difference between:

         (a) Rent and other sums payable by Tenant to Landlord hereunder (other than pursuant to Section 19), and,

         (b) The sum of the following:

              (i)  Landlord's operational expenses;

              (ii) Landlord's secured debt service;

              (iii) Ten percent (10%) per annum of Landlord's equity; and

              (iv) The cumulative amount, if any, by which ten percent (10%) per annum of Landlord's equity exceeds the cumulative net operational cash flow from the Commencement Date to the beginning of the then current calendar year.

         5.6  Landlord's Operational Expenses Defined.

         Landlord's operational expenses means the sum of the following:

         (a) Repairs and maintenance to the Premises not payable by Tenant;

         (b) Property taxes on the Premises not payable by Tenant;

         (c) Management fees to Landlord equal to one percent (1%) of Rent;

         (d) Other reasonable expenses directly attributable to the Premises not payable by Tenant.

         5.7  Landlord's Secured Debt Service Defined.

         Landlord's secured debt service means the total payments of interest, principal, and related charges, required to be paid on secured debt on the Premises, subject to the following:

         (a) The amount shall not exceed that necessary to service secured debt in a principal amount equal to the total costs of construction.

         (b) The amount shall not exceed a constant payment of principal and interest of twelve percent (12%) per annum multiplied by the total costs of construction.

         (c) If the total principal amount of secured debt is less than the total costs of construction, the difference shall be considered additional Landlord's equity, and secured debt service shall include ten percent (10%) per annum of such additional Landlord's equity.

         5.8  Landlord's Equity Defined.

         Landlord's equity means the agreed value of the land area included within the Premises, as follows:

         (a) Land area means the number of square feet of land included within the Premises, as it may exist from time to time, excluding the land underlying Brandeis Avenue, and excluding the slope area beyond the top of slope, but including all easement areas and parking areas within the Premises.

         (b) For the purpose of computing Net Operational Cash Flow, the agreed value of the land area is ten dollars ($10.00) per square foot.

         (c) For the purpose of computing Net Profit from Sale, the agreed value of the land area is twelve dollars ($12.00) per square foot.

         5.9  Net Profit from Sale Defined.

               Net Profit from Sale of the Premises (including a sale to Tenant) shall mean:

         (a) The gross sales price, plus

              (i) The cumulative amount by which the amount of secured debt service, deducted in computing net operational cash flow, has been applied to reduce the principal amount of secured debt, less;

              (ii) The expenses of sale, including brokers' commissions, title policy costs, documentary stamp tax, escrow fees, attorneys' fees, prepayment penalties and financing expenses and related expenses of sale, less;

         (b) The sum of the following:

              (i) The total costs of construction, without any deduction for depreciation;

              (ii) The agreed value of the land area at twelve dollars ($12.00) per square foot;

              (iii) The cumulative amount, if any, by which ten percent (10%) per annum of Landlord's equity (the agreed value of the land area at ten dollars ($10.00) per square foot) exceeds the cumulative Net Operational Cash Flow from the Commencement Due to the date of closing of the sale; and

              (iv) Any other reasonable costs directly involving the Premises not included in Sections 5.9(b)(i) or (ii) above and not deducted in computing Net Operational Cash Flow.

         5.10 Total Costs of Construction Defined.

         (a) Total costs of construction shall mean the sum of the following:

              (i) Payments made to contractors or subcontractors performing construction work in connection with the building and other improvements to be constructed on the Real Property that is a part of the Premises;


              (ii) Other costs of on-site and off-site improvements directly attributable to the Premises;

              (iii) Commissions payable by Landlord to real estate brokers in connection with this Lease;

              (iv) Fees for building permits, licenses, and inspection;

              (v) Fees of engineers, surveyors, architects, attorneys, and others providing professional or extra services in connection with the construction of the Building and other improvements that are a part of the Premises, or the supervision of the construction;

              (vi) Insurance premiums paid by Landlord during the construction period that are not payable by Tenant under this Lease;

              (vii) Premiums for contractor's faithful performance and for mechanics' lien bonds;

              (viii) Costs of bringing utilities from the street to the Premises, including, without limitation, connection service fees;

              (ix) Interest paid by Landlord on interim financing for the construction until minimum monthly Rent commences under the Lease;

              (x) Lenders' fees for interim and permanent  financing,  including
without  limitation,   takeout  and  standby  fees  with  respect  to  permanent
financing;

              (xi) Costs to Landlord for mortgage brokerage fees in connection with interim and permanent financing;

              (xii) Recording costs and filing fees;

              (xiii) Fees for foundation and engineering reports reasonably necessary for construction on the real property that is a part of the Premises and topographic survey;

              (xiv) Costs of grading and filling directly attributable to the Premises; and

              (xv) Such other costs as reasonably may be incurred by Landlord in connection with the construction on the Real Property that is a part of the Premises.

         (b) Total costs of construction shall include such costs incurred prior to the Commencement Date, during the Lease term, and any time prior to the closing of the sale; but shall exclude the cost of warranty items.

SECTION  6.   USE.

         6.1  Use.

         The Premises once completed pursuant to the approved Final Plans described in Exhibit "C" to this Lease, shall be used and occupied only for the legally permitted uses and uses permitted by the CC&R's (as defined in Section 6.2(c) below) subject to the provisions of Section 20 below, and to the structural and other physical characteristics of the Building, which shall not be denigrated by an otherwise permitted use and for no other purpose.

         6.2  Compliance with Law.

         (a) Landlord warrants to Tenant that the Premises, once completed pursuant to the approved Final Plans described in Exhibit "C" to this Lease, for which Tenant will use the Premises shall not violate any applicable building code regulation or ordinance at the time of the Commencement Date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Landlord, after written notice from Tenant, to promptly, at Landlord's sole cost and expense, rectify any such violation.

         (b) Except as provided in Section 6.2 (a), Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and restrictions of record existing as of the date hereof, including, without limitation, the CC&R's as hereafter defined. If any such compliance shall require capital expenditures to the Premises or the Building, the cost of said compliance shall be Tenant's sole responsibility, but only to the extent that such compliance shall affect or be applicable to Tenant's special, unusual and unique use of the Premises (as opposed to a general, customary and typical use thereof, consistent with that generally undertaken by other tenants of similar buildings). Otherwise, such capital expenditures shall be advanced by Landlord and amortized over the useful life of such capital improvements at the market cost of money interest factor in effect as of the date the capital expenditure is required, with Tenant paying only for the portion of such amortization payments falling within the then remaining portion of the term of this Lease. Tenant shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance.

         (c) Tenant hereby acknowledges and agrees that Tenant's use and occupancy of the Premises and this Lease are subject to that certain Declaration of Covenants, Conditions and Restrictions of Peppertree Corporate Business Park recorded July 15, 1988 as Document No. 88-099984 in the Official Records of Ventura County, California, which encumbers the Premises (the "CC&R's"). Tenant further acknowledges that the terms of the CC&R's include, among other things,

              (i) provisions for certain common area, street and other typical common development area assessments for completed portions of the Project only, to be levied on the Premises on a pro rata basis and to be paid by Tenant as additional rent and each parcel subject to the CC&R's (but not including bonds relative to the amortization of the costs of the initial installation of the infrastructure or improvements within the Project) and,

              (ii) restrictions on use, construction, alterations, landscaping, modifications, decoration or reconstruction which can be commenced or maintained on any parcel subject to the CC&R's. The CC&R's may be amended in a commercially reasonable and non-discriminatory manner during the term of this Lease, but Landlord shall indemnify Tenant from the effect of any such amendment which is discriminatorily applied against Tenant or which negatively affects the use or value of the Premises.

         6.3 Condition of Premises.

         Except as provided in Section 6.2(a), Tenant hereby accepts the Premises in their condition existing as of the date of the Commencement Date subject to all applicable zoning, municipal, county and state laws, ordinances and regulations, the CC&R's and all other matters of record set forth in the Final Title Report and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, except that Landlord hereby represents that when completed pursuant to the approved Final Plans described in Exhibit "C" to the Lease, the Premises shall be suitable for the conduct of the business of Tenant, as well as general warehouse, distribution and light manufacturing and related office purposes.


SECTION  7.   MAINTENANCE, REPAIRS AND ALTERATIONS

         7.1  Tenant's Obligations.

         (a) Subject to the provisions of Section 7.1(c) and Section 9.

         Tenant shall keep in good order, condition and repair the non-structural portions of the Premises and every part thereof, including, without limitation, all plumbing, heating, air conditioning, ventilating, electrical, lighting facilities and equipment within the Building or the Premises, fixtures, walls (interior and exterior, but not the structural elements thereof), ceilings, roofs (interior and exterior, but not the structural elements thereof), floors (but not the structural elements thereof), windows, doors, plate glass and skylights located within the Building or the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises.

         (b) All repairs, alterations and/or maintenance of the Building or the Premises pursuant to this Lease by Tenant shall be performed in a first class and workmanlike manner in compliance with all federal, state and local laws and regulations having jurisdiction thereover.

         (c) Notwithstanding the provisions of Section 7.1(a), Landlord shall enforce all warranties relative to the construction of the Premises for the benefit of Tenant, at Landlord's expense, which warranties shall include all those customarily issued for the type of construction contemplated by Exhibit "C" to this Lease. In addition, Landlord warrants to Tenant that the Premises, and every part thereof, shall be in good order, condition and repair as of the Commencement Date and for the period up to but not including the first anniversary thereof. Landlord shall correct any defect thereto or failure thereof not caused by Tenant and noticed to Landlord prior to such anniversary date. In addition, if at any time during the term hereof, or the term hereof as extended, Tenant is required in order to fulfill Tenant's obligations hereunder to incur any capital expenditure in excess of $100,000, the same shall be amortized over the estimated useful life thereof, and promptly following Tenant's completion thereof in accordance with the provisions of this Lease, Landlord shall pay to Tenant that portion of the cost thereof attributable to the period following the expiration of this Lease, taking into account any option to extend the term hereof. For purposes of this Section (c), such amount shall be amortized using the prime interest rate of Bank of America in effect as of the date of the completion of such capital expenditure.

         7.2 Surrender.

         On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment pursuant to Section 7.5(d), which repair shall include the patching and filling of holes and repair of structural damage.

         7.3 Landlord's Rights.

         If Tenant fails to perform Tenant's obligations under this Section 7, Landlord may at its option (but shall not be required to) enter upon the Premises, after ten (10) days' prior written notice to Tenant, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of 10% per annum shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

         7.4 Landlord's Obligations.

         Landlord shall keep in good order, condition and repair the structural elements of the Premises and every part thereof, including the structural portions of the roof, the foundations, the floors and the bearing walls of the Building, promptly upon notice of the need thereof from Tenant, such work to be performed in a first class workmanlike manner in compliance with all federal, state and local laws and regulations having jurisdiction thereover. Except for the obligations of Landlord set forth in the preceding sentence and under Sections 6.2(a) and (b), Section 7.1(c) and Section 22.21 (relating to Landlord's warranty), Section 9 (relating to destruction of the Premises),
Section 14 (relating to condemnation of the Premises) and the Work Letter Agreement attached hereto as Exhibit "C", it is intended by the parties hereto that Landlord have no obligation, in any manner whatsoever, to repair and maintain the non-structural elements of the Premises nor the equipment therein, all of which obligations are intended to be that of the Tenant under Section 7.1
(a) hereof. To the extent specifically dealt with in this Lease to the contrary, Tenant expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

         7.5 Alterations and Additions.

         (a) Tenant shall not, without Landlord's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural, non-building system alterations not exceeding $100,000.00 in cost. As used in this Section 7.5 the term "Utility Installation" shall mean all air lines, electrical communications systems, lighting fixtures and fencing in, on or about the Premises, power panels, wiring, fluorescent fixtures, space heaters, conduits, heating, ventilating and air conditioning equipment and plumbing. Landlord may require as a condition to its consent that Tenant remove any or all of said alterations, improvements, additions or Utility Installations which require its consent at the expiration of the term, and restore the Premises to their prior condition. Should Tenant make any alterations, improvements, additions or Utility Installations without the prior written approval of Landlord, Landlord may require that Tenant remove any or all of the same at any time.

         (b) Any alterations, improvements, additions or Utility Installations in or about the Premises that Tenant shall desire to make and which requires the consent of the Landlord shall be presented to Landlord in written form, with proposed detailed plans. Tenant shall provide Landlord with "as-built" drawings of any alterations, improvements, additions or Utility Installations in or about the Premises which cost in excess of $100,000, whether or not Landlord's consent is required under this Lease. If Landlord shall give its consent the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant of all conditions of said permit in a prompt and expeditious manner. All repairs, alterations and or maintenance of the Building or the Premises pursuant to the Building or the Premises by Tenant shall be performed in a first class and workmanlike manner in compliance with all federal, state and local laws and regulations having jurisdiction thereover.

         (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims am or my be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien, claim or demand indemnifying Landlord against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs in participating in such action if Landlord shall decide it is to its best interest to do so.

         (d) Unless Landlord requires their removal, as set forth in Section 7.5(a), all alterations, improvements, additions and base building Utility Installations (i.e., excluding Utility Installations which constitute trade fixtures of Tenant), which my be made on the Premises, shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Section 7.5(d), Tenant's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Section 7.2.

SECTION  8.   INSURANCE INDEMNITY

         8.1  Insuring Party.

         Tenant as the "insuring party" under this Lease, shall pay the cost of all insurance required hereunder. The insurance required by this Lease or as carried by Tenant shall not however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder.

         8.2 Liability Insurance.

         Tenant agrees to maintain in full force and effect at all times during the term of this Lease as it may be extended, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and with a rating consistent with the requirements of Section 8.4 of the Lease, commercial general liability insurance including broad-form contractual liability, broad-form property damage, personal injury and fire damage of not less than Two Million Dollars ($2,000,000.00) combined single limit for both bodily injury and property damage with Landlord, Landlord's agents and Landlord's mortgagee named as additional insureds as their respective interests may appear, with such insurance to contain cross-liability or separability of limits, to be primary for the purpose of meeting Tenant's obligations under this Lease, and not contributory with any insurance carried by Landlord whose insurance shall be considered excess of Tenant's insurance.

         8.3 Property Insurance.

         (a) Tenant agrees to maintain in full force and effect at all times during the term of this Lease as it may be extended, at its own expense, for the protection of Tenant and Landlord, as their interests my appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and with a rating consistent with the requirements of Section 8.4 of the Lease, the following policies of property insurance:

              (i) "All Risk" property insurance (including, without limitation, vandalism, malicious mischief, water damage, course of construction endorsement, sprinkler leakage endorsement, debris removal and demolition coverage on the Building and the Leasehold Improvements, Alterations and Tenant's personal property located on or in the Building, (provided, however, that Tenant may self-insure, with full waiver of subrogation, such Alterations and personal property), which shall be in a form providing coverage comparable to the coverage provided in the standard ISO All-Risk form and in an amount equal to the full amount of the replacement cost of the insured items, as the same may from time to time increase as a result of inflation or otherwise.

              (ii) boiler and machinery insurance including but not limited to steam pipes, pressure pipes, condensation return pipes and other pressure vessels and HVAC equipment, with limits per accident of not less than the replacement cost of all Leasehold Improvements, or Utility Installations and of all boilers, pressure valves, HVAC equipment and miscellaneous electrical and mechanical equipment in the premises.

         (b) All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord whose insurance shall be considered excess insurance only. Said insurance shall provide for payment of loss thereunder to Landlord or to the holders of mortgages or deeds of trust on the Premises. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. If such insurance coverage has a deductible clause, Tenant shall be liable for the deductible amount.

         8.4 Insurance Policies.

         Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of B+:X or equivalent as set forth in the most current issue of "Best's Insurance Guide". Tenant shall deliver to Landlord copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord. Tenant shall, within thirty (30 days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Section 8.3.

         8.5 Waiver of Subrogation.

         Tenant and Landlord each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its Property or the property of others under its control. The insuring party shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.6 Indemnity.

         Tenant shall indemnify and hold harmless Landlord and its agents, partners and mortgagee from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorneys' and consultants' fees, expenses and liabilities arising out of, involving, or in dealing with Tenant's, its agents, contractors, employees or invitees use or occupancy of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorneys' and consultants' fees, expenses and liabilities arising out of, involving, or in dealing with any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of the Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

         8.7 Exemption of Landlord from Liability.

         Except for the breach of any representation or warranty contained within this Lease, but after applying insurance proceeds from policies required to be carried under this Lease, Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures.



SECTION  9.   DAMAGE OR DESTRUCTION

         9.1  Partial Damage - Insured.

         Subject to the provisions of Sections 9.3 and 9.4, if the Premises are partially damaged (meaning that Landlord's general contractor in charge of construction certifies to the parties that the Premises can be repaired in 180 days or less) and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Section 8.3, Landlord shall at Landlord's expense promptly upon receipt of the insurance proceeds for such damage repair such damage but not Tenant's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to
Section 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the insurance proceeds received by Landlord are not sufficient to effect such repair, Landlord shall give notice to Tenant of the amount required in addition to the insurance proceeds to effect such repair. Tenant shall contribute the required amount to Landlord within ten days after Tenant has received notice from Landlord of the shortage in the insurance. When Tenant shall contribute such amount to Landlord, Landlord shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Tenant shall in no event have any right to reimbursement for any such amount so contributed.

         9.2 Partial Damage - Uninsured.

         Subject to the provisions of Sections 9.3 and 9.4, if at any time during the term hereof the Premises are partially damaged, except by a negligent or willful act of Tenant (in which event Tenant shall make the repairs, at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained pursuant to Section 8.3, Landlord may, at Landlord's option, either

              (i)  repair  such  damage  as  soon  as  reasonably   possible  at
Landlord's expense, in which event this Lease shall continue in full force and effect, or

              (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         9.3 Total Destruction.

         If at any time during the Lease hereof the Premises are totally destroyed (meaning that Landlord's general contractor in charge of construction certifies to the parties that the Premises cannot be repaired in 180 days or less) from any cause whether or not covered by the insurance required to be maintained pursuant to Section 8.3 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction; provided that Tenant shall have the option, exercisable within ten (10) days after receipt of such certificate, to cause Landlord to repair an insured loss even if it qualifies as Total Destruction.

         9.4 Damage Near End of Term.

 If the Premises are partially destroyed or damaged during the last six months of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within 30 days after the date of occurrence of such damage.

         9.5 Abatement of Rent; Tenant's Remedies.

         (a) If the Premises are partially destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of this Section 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired; provided, however, that the aggregate amount of abatement hereunder shall not exceed the total of rent payable under
Section 4 for a period of six months. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Section 9 and shall not commence such repair or restoration within thirty (30) days after such obligation shall accrue, Tenant may, at Tenant's option, cancel and terminate this Lease by giving Landlord and any mortgagees written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate thirty (30) days following the date of such notice if Landlord or any mortgagees have not commenced such repair or restoration of the Premises.

         9.6 Termination - Advance Payments.

         Upon termination of this Lease pursuant to this Section 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord.

         9.7 Waiver.

         Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) which relate to termination of leases when the thing leased is destroyed and agrees that such event shall be governed by the terms of this by the terms of this Lease.


SECTION  10.  REAL PROPERTY TAXES.

         10.1 Payment of Taxes.

         Tenant shall pay all real property taxes applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Tenant shall promptly furnish Landlord with satisfactory evidence that such taxes have been paid. If any such taxes paid by Tenant shall cover any period of time prior to or after the expiration of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Landlord shall reimburse Tenant to the extent required. If Tenant shall fail to pay any such taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next rent installment together with interest at the rate of 10% per annum.

 10.2 Definition of "Real Property Tax."

         As used herein, the term "real property tax" shall include any form of assessment, generals, special, ordinary or extraordinary, license fee, commercial rental tax, improvement bond or bonds, levy, penalty, or tax (other than income, inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against my legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real property tax. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be liable for any increases in real property taxes resulting from a sale or transfer of ownership or possession of all or any part of the Building or Premises during the first twenty-four (24) months of the initial term of the Lease, nor shall Tenant be liable for payment of any portion of any real property tax, such as, for example, Mello-Roos bonds, created for the purpose of financing the infrastructure or any other portion of the Project. Beginning with the twenty-fifth (25th) month of the initial term of the Lease, Tenant shall be liable for all real property taxes thereafter attributable to the Building or the Premises.

         10.3 Joint Assessment.

         If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

         10.4 Personal Property Taxes.

         (a) Tenant shall pay prior to delinquency all taxes assesed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

         (b) If any of Tenants said personal property shall be assesed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within 10 days after receipt of a written statement setting forth the taxes applicable to Tenant's property.


SECTION  11.  UTILITIES

         Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon.


SECTION  12.  ASSIGNMENT AND SUBLETTING

         12.1 Landlord's Consent Required.

         Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises, without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

         12.2 Tenant Affiliate.

         Notwithstanding the provisions of Section 12.1 hereof, Tenant may assign or sublet the Premises, or any portion thereof, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Tenant under this Lease. As used herein, the term "control" shall mean a 50% or greater interest in the assets, income or voting power of such entity. Any such assignment following which the original Tenant continues to legally exist shall not, in any way, affect or limit the liability of Tenant under the term of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary.

         12.3 No Release of Tenant.

         Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the term hereof, Landlord may proceed directly against Tenant or any guarantor without the necessity of exhausting remedies against said assignee. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

         12.4 Additional Rent On Assignment.

         Notwithstanding anything to the contrary in this Lease, if for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent payable under the Lease, or, in case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, Tenant shall pay to Landlord as additional rent under the Lease, without reducing or effecting any other obligations of Tenant hereunder, twenty-five percent (25%) of the excess of any sums or other economic consideration received by Tenant from any assignee or subtenant other than a Tenant Affiliate less;

              (i) Rent otherwise payable hereunder.

              (ii) Rent payable hereunder during the period when, and with respect to the portion of, the Premises are vacant following the date Tenant determined to assign this Lease or sublet all or a portion of the Premises,

              (iii) Tenant improvement allowances,

              (iv) Advertising fees,

              (v) Brokerage commissions,

              (vi) Legal fees and

              (vii) Such other costs as may be incurred by Tenant in connection with any assignment or sublease promptly after its receipt. Tenant understands, acknowledges and agrees that Landlord's right to receive any consideration paid in connection with an approved assignment or subletting is a material inducement for Landlord's agreement to lease the Premises to Tenant upon the terms and conditions set forth herein.

         12.5 Attorney's Fees.

         In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.


SECTION  13.  DEFAULTS; REMEDIES

         13.1 Defaults.

         The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

         (a) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, or the failure by Tenant to provide Landlord with reasonable evidence of insurance or surety bond required under this Lease where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant.

         (b) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in Section (a) above, unless specifically stated to the contrary herein, where such failure shall continue for a period of thirty (30) days after written notice hereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said 30-day period and thereafter diligently pursues such cure to completion. Such thirty (30) day notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure.

         (c) (i) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         (d) The discovery by Landlord that any financial statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligations hereunder, and any of them, was materially false.

         13.2 Remedies.

         In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

         (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which can this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event

Landlord shall be entitled to recover from Tenant all damages incurred by Landlord proximately caused by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and the then unamortized balance of any real estate commission actually paid; the worth at the time of the award of the unpaid rent which had been earned at the time of termination; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; and that portion of the leasing commission paid by Landlord pursuant to
Section 15 applicable to the unexpired term of this Lease. The worth at the time of award of the amounts referred to above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

         (b) Maintain  Tenant's right to possession (under California Civil Code
Section 1951.4) in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which the Premises are located.

         (c) The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Tenant's occupancy of the Premises.

         13.3 Default by Landlord.

         Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord his failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. Tenant agrees to send by certified or registered mail to any mortgagee or deed of trust beneficiaries of the Premises whose address has been furnished to Tenant (provided, however, not more than two (2) at any one time) a copy of any notice of default served by Tenant on Landlord. If Landlord fails to cure such default within the time provided for in this Lease, such mortgagee or beneficiary shall have an additional thirty (30) days to cure such default; provided, however, that if such default cannot reasonably be cured within that thirty (30) day period, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances, provided such mortgagee or beneficiary commences the cure of such default within said thirty
(30) day period and diligently pursues the same to completion.

         13.4 Late Charges.

         Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to 1% of such overdue amount for the first such incident in any calendar year, and three percent (3%) for any additional such incident in any calendar year. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.


SECTION  14.  CONDEMNATION

         If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the Premises, or more than 25% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

SECTION  15.  BROKERS'S FEE.

         Landlord shall pay to Metrospace Corporation a fee as set forth in a separate agreement between Landlord and Metrospace Corporation. Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except for Metrospace Corporation. Tenant shall indemnify and hold Landlord and the Premises harmless from any cost, expense or liability (including costs of suit and attorneys' fees and costs) for any compensation, commission, or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation based upon any act or statement of Tenant. Landlord warrants and represents to Tenant that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except for Metrospace Corporation. Landlord shall indemnify and hold Tenant harmless from any cost, expense, or liability (including without limitation, costs of suit and attorneys' fees and costs) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation based upon any act or statement of Landlord.


SECTION  16.  SUBORDINATION

         16.1 Mortgage and Ground Leases.

         There are no mortgages or ground leases presently affecting the Premises. However, subject to the conditions set forth in Section 16.3 below, Tenant agrees to cause this Lease, at Landlord's request, to become subject and subordinate to (a) all future ground or underlying leases affecting all or any part of the Premises and all amendments, renewals, modifications, supplements and extensions; of the leases, and (b) all future deeds of trust or mortgages affecting or encumbering all or any part of the Premises and/or any ground or underlying leasehold estate; provided, however, that if after having affected such subordination, Landlord changes its position in the matter and elects to have Tenant's interest in the Lease reinstated as superior, senior or prior to any such instrument, then upon receipt by Tenant of written notice of such election, Tenant shall execute all necessary subordination instruments or other documents confirming the subordination of such mortgage, dead of trust, ground or underlying lease to the Lease. Tenant further agrees, subject to the conditions set forth in Section 16.3 below, to execute any documents required to effectuate an attornment or subordination of this Lease. Tenant's failure to execute any such properly conditioned document within ten (10) business days after written demand shall constitute a material default by Tenant hereunder.

         16.2 Successors of Mortgage and Ground Leases.

         In the event of the cancellation or termination of any or all ground or underlying leases affecting all or any part of the Premises in accordance with its terms or by the surrender thereof, whether voluntary, involuntary or by operation of law, or by summary proceedings, or in the event of any foreclosure of any or all mortgages or deeds of trust encumbering the Premises by trustee's sale, voluntary agreement, deed in lieu of foreclosure, or by the commencement of any judicial action seeking foreclosure, Tenant, at the request of the then Landlord under the Lease, shall, subject to the conditions set forth in Section
16.3 below, attorn to and recognize:

         (a) the ground or underlying Landlord under the ground or underlying lease being terminated or canceled, or

         (b) the beneficiary or purchaser at the foreclosure sale, as Tenant's landlord under the Lease, and Tenant agrees to execute and deliver at any time upon request of such ground or underlying Landlord, beneficiary, purchaser, or their successors, any instrument to further evidence such attornment. Tenant hereby waives its right, if any, to elect to terminate the Lease or to surrender possession of the Premises in the event of any such ground or underlying lease cancellation or termination or mortgage or deed of trust foreclosure.

         16.3 Non-Disturbance.

         Landlord shall provide to Tenant a commercially reasonable non-disturbance agreement properly executed by Landlord (or the then Landlord, as the case may be, and its mortgagee or ground Landlord, as the case may be) in consideration of, and as a condition precedent to, Tenant's agreement to be bound by Sections 16.1 and 16.2 above.

SECTION  17.  SIGNS AND AUCTIONS

         Landlord hereby agrees that Tenant, at Tenant's sole cost and expense, shall have the right during the term of the Lease to have installed on the exterior face of the Premises, one (1) identity sign identifying Tenant's name and/or logo (the "Building Identity Sign"). The graphics, materials, color, design, lettering, size, quality, specifications and exact location of any other signage visible outside of the Building shall be subject to the prior written approval of Landlord, which shall not be unreasonably withheld or delayed, and shall also comply with all other applicable laws, statutes, ordinances, rules, regulations, permits, approvals, including, but not limited to, that certain Specific Plan for property of which the Premises are a part entitled Brandeis-Bardin Institute Specific Plan adopted December 3, 1984 and revised as of November 18, 1991, and the CC&R's. The Building Identity Sign shall be installed by Tenant, and Tenant shall pay the costs incurred in the design, construction and installation of the Building Identity Sign using any available portion of the "Allowance" described in Section 3.5 of Exhibit "C" to this Lease, at Tenant's election. At the expiration or earlier termination of the Lease, Tenant shall, at Tenant's sole cost and expense, cause (a) the Building Identity Sign to be removed from the Building and (b) any damage to the Building to be repainted to match the Building's then existing paint. This Section shall survive the termination of this Lease.


SECTION  18.  OPTION TO EXTEND

         Tenant shall have two (2) consecutive options (collectively, "Options") to extend the Term of this Lease for additional periods of five (5) years each (collectively, "Option Terms") for the entire Premises as the Premises exist at the end of the Original Term of the Lease, or at the end of the first Option, as the case may be. The then next maturing Option must be exercised, if at all, by written notice ("0ption Notice") delivered by Tenant to Landlord not later than nine (9) months prior to the end of the then current term of the Lease. Further, any Option shall not be deemed to be properly exercised if, as of the date of the Option Notice or at the end of the then current term, Tenant is in default following the expiration of any applicable cure periods under the Lease. Provided Tenant has properly and timely exercised the Option(s), the Term of this Lease shall be extended by the applicable Option Term, and all terms, covenants and conditions of the Lease shall remain unmodified and in full force and effect, except for the Rent, which shall be adjusted to the lesser of;

              (i) the initial Rent set forth in Section 4.1 and Section 4.3 of the Lease, increased at a non-compounded rate of 8% per annum accruing from the later of October 1, 1993, or the Commencement Date through and including the commencement of the applicable Option Term (a rent, which is 220% of the Section
4.1 and Section  4.3 rent  payable in the first  twenty-four  (24) months of the term), or

              (ii) 95% of the "Fair Market Retail Value" of the Premises, determined pursuant to the procedures set forth in Section 4.4(b) above.


SECTION  19.  OPTION TO PURCHASE AND RIGHT OF FIRST REFUSAL

         19.1 Option Notice.

         Notwithstanding anything to the contrary set forth in the Lease, following the twenty-fourth (24th month of the initial Term of the Lease, and so long as Tenant shall not be in default, after the expiration of all applicable cure periods as set forth in Section 13 of the Lease, Tenant shall have the right and option to purchase the Premises (the "Option") on the terms set forth herein by delivering written notice, if at all, to Landlord (the "Option Notice") not later than nine (9) months prior to the end of the then current term of the Lease.

         19.2 Actions of Parties.

         Within thirty (30) business days following Landlord's receipt of the Option Notice, the parties shall proceed to open an escrow for the purchase and sale of the Premises ("Escrow") with an escrow company reasonably acceptable to both Landlord and Tenant ("Escrow Holder"), by delivering to Escrow Holder a fully executed copy of this Lease and Joint Escrow Instructions prepared by Landlord (the "Purchase Agreement") consistent with this Section 19 and otherwise as mutually approved by the parties.

         19.3 Closing Date.

         The close of Escrow shall occur on the date (the "Closing Date") which is as soon as practicable; but in no event later than the later of sixty (60) days after the date of Landlord's receipt of the Option Notice or sixty (60) days after the determination of the purchase price.

         19.4 No Contingencies to Tenant's Obligations.

         After Tenant's delivery of the option Notice, there shall be no contingencies or conditions precedent to Tenant's obligations to close the Escrow except for;

              (i) Landlord's ability to transfer full and marketable title to the Premises to Tenant as of the Closing

Date,

              (ii) the agreement by a title company reasonably acceptable to Tenant to deliver to Tenant the Title Policy described hereinbelow,

              (iii) material damage to the Building due to a casualty, which condition Tenant may elect to waive in which event all insurance proceeds shall be paid to Tenant upon receipt, subject to any rights which, under the terms of the then existing first deed of trust encumbering the Building, if any, the holder thereof may hold such proceeds for disbursement to the mortgagor over the course of its repair of the Premises. Landlord agrees to cooperate, at Tenant's expense, with Tenant's reasonable requests regarding inspections concerning the Premises so that prior to Tenant's delivery of the Option Notice, Tenant may satisfy itself as to the condition of the Premises.

         19.5 Purchase Price.

         (a) If the option to purchase the Premises is properly exercised, the purchase price shall be the greater of:

              (i) The minimum price requirement, or

              (ii) The price set by appraisal,

         (b) The minimum price requirement shall mean;

              (i) The total costs of construction (ss.5.10), without any deduction for depreciation, plus

              (ii) The agreed value of the land area (ss.5.8(a)) at twelve dollars ($12) per square foot, plus

              (iii) The expenses of sales, including broker's commissions, if any, title policy costs, documentary stamp taxes, escrow fees, prepayment penalties and expenses of financing, attorney's fees and related expenses of sale, less

              (iv) The cumulative amount by which the amount of secured debt service deducted in computing net operational cash flow has been applied to reduce the principal amount of secured debt.


         (c) The price set by appraisal shall be determined as follows:

              (i) The parties shall have sixty (60) days after Landlord receives the option notice in which to agree on the purchase price.

              (ii) If the parties are unable to agree on the purchase price within that period, then within thirty (30) days after the expiration of that period each party, at its respective cost and by giving notice to the other party, shall appoint a qualified real estate appraiser, with at least five years full-time commercial appraisal experience in the area in which the Premises are located, to appraise and set the purchase price of the Premises.

              (iii) If a party does not appoint an appraiser within thirty (30) days after the other party his given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the purchase price of the Premises. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the purchase price of the Premises.

              (iv) If they are unable to agree on the purchase price within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within thirty days after the last day the two appraisers are given to set the purchase price.

              (v) If they are unable to agree on the third appraiser, either of the parties to this Lease by giving thirty (30) days notice to the other party can apply to the then president of the county real estate board of the county in which the Premises are located, or to the presiding judge of the superior court of that county, for the selection of a third appraiser who meets the qualifications stated in this paragraph.

              (vi) Each of the parties shall bear one half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

              (vii) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the purchase price of the Premises. If a majority of the appraisers are unable to set the purchase price within the stipulated period of time, the three appraisals shall be added together and their total divided by three (3); the resulting quotient shall be the purchase price of the Premises.

              (viii) In appraising the Premises as provided in this paragraph, the appraisers shall not take into consideration the existence of this Lease beyond the existing term, shall disregard any option to extend, but shall take into consideration this Lease for the remainder of the unexpired term.

         19.6 Title.

         As of the Closing Date, title to the Premises shall be evidenced by a standard CLTA Owner's Form Policy of Title Insurance issued by a title company reasonably acceptable to Tenant ("Title Policy") in the amount of the purchase price, showing title to the Premises vested in Tenant subject only to all matters of record set forth in the Title Policy and other exceptions in the Final Title Report and as otherwise approved by Tenant. Tenant shall have the option to obtain an ALTA Title Policy (and in that context, Tenant may use any existing Landlord-owned survey without charge) by agreeing to pay the additional costs thereof; provided, however, the availability of an ALTA Title Policy shall in no event constitute a condition to Tenant's obligations to close the Escrow.

         19.7 Costs and Prorations.

         All costs and expenses shall be apportioned between Landlord and Tenant in accordance with the customary practice for comparable real estate transactions in the County where the Premises are located, except as otherwise mutually agreed to by the parties herein.

         19.8 Representations.

         Tenant acknowledges that the Option has been granted by Landlord to Tenant based on the understanding that exercise of the Option is entirely voluntary by Tenant, and that the conveyance of the Premises by Landlord to Tenant is and shall be in its then "As-Is" condition, with absolutely no representations or warranties, express or implied, regarding the condition or nature of the Premises and any improvements thereon, except for the following:

         (a) Landlord and Tenant each represent to the other that they have the legal power, right and authority to enter into the Lease and the instruments referenced herein;

         (b) Landlord and Tenant each represent to the other that neither the execution of the Lease and the instruments referenced therein, nor the incurrence of the obligations set forth herein, nor the consummation of the transaction herein contemplated conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under any agreement or instrument to which Landlord or Tenant, as applicable, is a party; and

         (c) Any representations and warranties set forth in the Lease.

The parties hereby agree to indemnify each other and hold each other harmless from and against any and all losses, damages, costs, and liability (including actual attorneys' fees and costs, and court costs) arising from a breach of the foregoing representations. Such representations shall survive, and shall not merge into, the close of Escrow and the recordation of any grant deed for the Premises.

         19.9 Right Of First Refusal

         (a) Landlord shall not sell the Premises or sell or lease an adjacent Parcel, or any interest as in any thereof, without first offering Tenant the opportunity to purchase or lease the same, as the case may be, upon the same terms and conditions as are offered to Landlord by, or solicited by Landlord from, a third party; provided, however, that the foregoing right shall not apply to (i) a sale and concurrent leaseback of a Parcel, (ii) a lease of a parcel coupled with an obligation on the part of Landlord to develop the Parcel, (iii) the grant of an easement or other interest in a Parcel for the benefit of other property where such grant does not materially interfere with the use or potential use of such Parcel, or (iv) a sale of the Premises or a sale or lease of an adjacent Parcel, or any interest in any thereof, to an entity controlling, controlled by or under common control with Landlord, or to a constituent member of Landlord, but in the event of any such related party sale or lease, the right of first refusal granted hereunder shall survive such transfer and be binding upon the successor of Landlord resulting from such transfer.

         (b) The foregoing right of first refusal shall be exercised, if at all, by notice from Tenant to Landlord of such exercise within thirty (30) days following receipt by Tenant of a notice from Landlord specifying the terms and conditions upon which Landlord intends to sell the Premises or sell or lease the adjacent Parcels or such interest, or solicit agreements to do so. All such, notices shall be given in the manner specified in the Lease. If Tenant fails to exercise such right within such thirty-day period, such right shall expire and be of no further force and effect unless Landlord fails to consummate a sale or lease upon substantially the same terms and conditions as were set forth in its notice to Tenant within one hundred eighty (180) days of the date of such notice, in which event such right shall be reinstated and shall be deemed to have remained in full force and effect throughout such period.

         (c) Landlord represents and warrants that the right of first refusal contained herein, will be prior to any and all liens on the Premises and each adjacent Parcel other than a lien for non-delinquent taxes and assessments.

         (d) Landlord shall use its best efforts to require its lender(s) to the Premises to (a) grant to Tenant similar right of first refusal with respect to their loans and (b) enable Tenant to acquire the Premises subject to such loans.

         19.10 Termination of Lease on Purchase.

         If Tenant purchases the Premises, this Lease shall terminate on the date title vests in Tenant.

SECTION  20.  TOXIC OR HAZARDOUS SUBSTANCES

         20.1 Tenant's Use.

         Except as permitted herein, Tenant shall not engage in the business of manufacturing or storing of toxic waste or other toxic or hazardous substances or materials on the Premises during the term of this Lease. In the event Tenant desires to so use the Premises, Tenant shall request such use in an application to Landlord which shall explain in detail the types of chemicals/substances which Tenant desires to manufacture or store, the proposed location and manner of storage of same and the manner of disposition of such chemicals/substances or by-products or remains thereof. Tenant shall deliver to Landlord copies of all studies, reports and other information submitted by Tenant to any governmental entity or agency regulating the use of such substances and materials, concurrently with the delivery of same to such governmental agency or entity. In no event shall Tenant store any chemicals/substances in underground tanks, or otherwise use, manufacture or store toxic or hazardous substances on the Premises except pursuant to all required permits and at all times in accordance with all laws. In the event Tenant installs underground tanks of any type, Tenant shall remove same at the expiration or earlier termination of the Lease and restore the area from which the tanks shall have been removed to the condition of such area prior to the installation of such tanks. In the event that any such wastes, substances or materials are hereinafter found on, under or about the Premises as a result of any act of Tenant or its customers or vendors during the term hereof, except as permitted hereunder or expressly allowed in writing by Landlord, Tenant shall take all necessary and appropriate actions and shall spend all necessary sums to cause the same to be cleaned up and immediately removed from the Premises, and Landlord shall in no event be liable or responsible for any costs or expenses incurred in so doing; provided, however, in no event shall Tenant be obligated under the terms of this Section 20 or otherwise for any toxic or hazardous materials or substances which were located on the Premises prior to the date possession of the Premises is delivered to Tenant or which migrated under the Premises from off-site during the term of this Lease. Subject to Landlord's obligations under Section 20.4 hereof, Tenant shall at all times observe and satisfy the requirements of, and maintain the Premises in compliance with, all federal, state and local environmental protection, occupational, health and safety and similar laws, ordinances, restrictions, licenses and regulations (the "Hazardous Substances Laws") including but not limited to, the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), Resource Conservation and Recovery Act (42 U.S.C.
Section 6901 et seq.), Safe Drinking Water Act (42 U.S.C. Section 3000(f) et seq.), Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), Clean Air Act (42 U.S.C. Section 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), California Health and Safety Code (Section 25100 et seq., Section 39000 et seq.), California Water Code (Section 13000 et seq.).

         20.2 Notice of Violation.

         Should Landlord or Tenant at any time receive any notice of violation of any Hazardous Substance Laws, including those aforementioned, or be given a citation with respect thereto, the noticed party shall immediately notify the other party of such violation or citation and provide the other party with a copy of same. The responsible party shall immediately cure any deficiency set forth in the violation or citation for which such curing party is responsible under the terms hereof within the applicable cure period set forth in such laws and shall immediately provide the other party with proof of the curing of such deficiency or complained of matter.

         20.3 Landlord's and Tenant's Default.

         Should either party at any time default in or fail to perform or observe any of its obligations under this Section 20, the other party shall have the right, but not the duty, without limitation upon any of the other party's rights pursuant hereto, to perform the same, and non-performing party agrees to pay to the performing party on demand, all costs and expenses incurred by the performing party in connection therewith, including without limitation, attorneys' fees, together with interest from the date of expenditure at 10% per annum, or, if less, at the highest rate allowed by law.

         20.4 Landlord's Representations.

         Landlord hereby represents and warrants to Tenant that the Premises and the Building shall be in full compliance with all governmental regulations, ordinances and laws, including those which pertain to the use of "Hazardous Substances", meaning those substances which are regulated by the Hazardous Substances Laws existing at the Commencement Date, or petroleum products or by-products, and that there are no Hazardous Substances located in, on or underlying the Premises as of such date. Landlord will be fully responsible for undertaking all remedial work which may be necessitated by the failure of Landlord to comply with the Hazardous Substances

Laws, at Landlord's sole cost and expense, except to the extent that such expense is the obligation of Tenant under the provisions of Section 20.1 hereinabove. Landlord further represents and warrants that it has not used in violation of the Hazardous Substances Laws, or generated, stored, transferred or disposed of, any such Substances in or around the Premises during its ownership of the Real Property. To Landlord's knowledge, no previous owner or occupant has used in violation of the Hazardous Substances Laws, or generated, stored, transferred or disposed of such substances in or around the Real Property. Landlord shall be responsible for and shall defend, protect, indemnify and hold Tenant harmless from and against all claims, cost and liabilities including attorneys' fees and costs, arising out of, or in connection with;

              (i) Landlord's use, generation, storage, transfer or disposal of such Substances in or around the Premises or,

              (ii) any such Substances which existed in or around the Real Property prior to or as of the date Tenant takes possession of the Premises. Landlord's indemnification of claims, costs and liabilities hereunder shall include the cost or removal, cleanup and restoration work and materials necessary to return the Premises to their condition prior to the appearance of such Substances. In no event shall Tenant be responsible for indemnifying Landlord or for the removal or clean-up of any such Substances which are shown to have existed in or around the Premises prior to the date Tenant takes possession of the Premises.


SECTION  21.  TENANT'S PRIOR OCCUPANCY

         Tenant, at Tenant's option, shall be permitted to enter the Building and the Premises in coordination with the general contractor's construction schedule prior to the estimated date of substantial completion of the Premises, with no obligation to pay any rent or any other charge whatsoever and without commencing any rental abatement period, for purposes of installing furniture, fixtures and equipment and installing special Leasehold Improvements which
Tenant elects to install itself rather than through Landlord's general contractor, including, but not limited to, special wall and floor coverings, telephone and millwork. Such entry by Tenant for the purpose of such work ("Tenant's Finishing Work") shall be subject to all of the conditions set forth in this Section 21. Should Tenant elect to enter the Premises under the terms of this Section 21 for construction of Tenant's Finishing Work, it is hereby agreed that Tenant, its employees, its agents, its independent contractors, its suppliers and any other person under Tenant's control ("Tenant's Personnel") installing Tenant's Finishing Work on the Premises shall be subject to and shall work under the direction of Landlord and Landlord's general contractor for the Leasehold Improvements; however, such direction shall not obligate Landlord or Landlord's general contractor for the responsibility of timely or proper installation of such Tenant's Finishing Work. If the presence of Tenant's Personnel and the work that is being performed by Tenant's Personnel shall detrimentally interfere with Landlord's work of construction or shall detrimentally affect Landlord's ability to comply with its commitments for completing its work of improvement in the Premises or cause labor difficulties, Landlord shall have the right to order any or all of Tenant's early entry work to cease on twenty-four (24) hours' written notice, and if Landlord so requires in connection therewith because such items are interfering with the work of construction of the Leasehold Improvements, Tenant shall have Tenant's Personnel remove from the Premises all tools, equipment and materials. If Tenant desires to exercise its right of early entry in accordance with the provisions of this Section, Tenant further agrees to;

              (i) pay for and provide certificates evidencing the existence and amounts of liability insurance carried by Tenant, which coverage shall be reasonably approved by Landlord and,

              (ii) comply with all applicable laws, regulations, permits and other approvals applicable to such early entry work on the Premises.


SECTION  22.  GENERAL PROVISIONS

         22.1 Estoppel Certificate.

         (a) Tenant shall at any time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing;

              (i) certifying that, to the best of Tenant's knowledge, this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and

              (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

         (b) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Tenant. All such financial statements shall be received in confidence and shall be used only for the purposes herein set forth.

         (c) Landlord shall at any time upon not less than ten (10) days' prior written notice from Tenant, execute, acknowledge and deliver to Tenant a statement in writing;

              (i) certifying that, to the best of Landlord's knowledge, this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and

              (ii) acknowledging that there are not, to Landlord's knowledge, any uncured defaults on the part of Tenant hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any third party requesting such information of Tenant.

         22.2 Landlord's Liability.

         The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title to the Premises. Effective as of the Commencement Date, in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations hereafter to be performed, provided that the transferee assumes such liability in writing, and provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership. Effective as of the Commencement Date, in consideration of and conditioned upon the representation of Landlord that at the time of the recordation of the permanent financing for the Premises such financing shall not exceed eighty percent (80%) of the then appraised value of the Premises, the obligations of Landlord under this Lease shall not constitute personal obligations of Landlord, the individual partners of Landlord or their partners, tenants-in-common, directors, officers or shareholders, and Tenant shall look to the Premises, and to no other assets of Landlord, for the satisfaction of any liability of Landlord with respect to this Lease, and shall not seek recourse against the individual partners, tenants-in-common, directors, officers or shareholders, or any of their personal assets for such satisfaction; provided, however, that until the Commencement Date, Landlord must be under the control of the current persons, including J. M. Jones, who as of the execution of this Lease, control the business decisions of Landlord.

         22.3 Severability.

         The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         22.4 Interest on Past-due Obligations.

Except as expressly herein provided, any amount due Landlord not paid when due shall bear interest at 10% per annum (or, if less, the maximum rate allowed by law) from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease, provided, however, that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

         22.5 Time of Essence.

         Time is of the essence.

         22.6 Captions.

         Article and Section captions are not a part hereof.

         22.7 Incorporation of Prior Agreements; Amendments.

         This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the real estate broker listed in Section 15 hereof nor any cooperating broker on this transaction nor the Landlord or any employees or agents of any of said persons his made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of said Premises and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act or the legal use of adaptability of the Premises and the compliance thereof to all applicable laws and regulations enforced during the term of this Lease except as otherwise specifically stated in this Lease.

         22.8 Notices.

         All notices, demands or other communications given or permitted hereunder shall be in writing (except as otherwise expressly stated herein) and shall be given, and shall be deemed delivered on the date shown on the applicable receipt card, by personal delivery or overnight courier or by United States mail, registered or certified, return receipt requested and postage prepaid addressed as follows:

 To Landlord:                 LCF Group
                              Attention: Gilbert Dreyfuss
                              311 South Spring Street. #1200
                              Los Angeles. California 90013
                              Fax No. (213) 687-7379

                              with a copy to:

                              Peppertree Corporate Business Park, Ltd.
                              10966 Wilshire Boulevard
                              Los Angeles,  California 90024
                              Attention: Mr. Jerve M. Jones
                              Fax No. (310) 470-3175

To Tenant:                    Guardian Products, Inc.
                              Brandeis Avenue
                              Simi Valley, CA 93065
                              Attention: Robert B. Senn

or to such other address or to such other substitute person or entity as any party shall designate to the other for such purpose in the manner hereinabove set forth. In addition, for the purposes of the delivery of notice to the holder of a first mortgage or deed of trust covering the Premises as provided in
Section 13.3 of the Lease, Landlord's current lender's address is as follows:

                              Seidler Realty Advisors
                              4275 Executive Square, #325
                              La Jolla, California 92307
                              Attention: Daniel J. Ryan

Such lender, and/or its address shall be subject to change by delivery of written notice of such modification to Tenant pursuant to the terms of this
Section 22.8.


         22.9 Waivers.

         No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         22.10 Recording.

         Tenant shall not record this Lease without Landlord's prior written consent, and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. Either party shall, upon reasonable request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease and the right of first refusal on the adjacent parcels for recording purposes.

         22.11 Holding Over.

         If Tenant  fails to  surrender  the  Premises  upon the  expiration  or earlier termination of the Lease without the express written consent of Landlord, Tenant shall become a tenant-at-sufferance, at a rental rate equal to one hundred fifty percent (150%) of the monthly Base Rent payable by Tenant for the month immediately preceding such expiration or earlier termination, and Tenant shall remain responsible for the payment of all other monetary obligations due and payable by Tenant under the Lease. Acceptance by Landlord of Base Rent after such expiration or earlier termination of the Term shall not result in any renewal of the Term. The foregoing provisions are in addition to and do not affect Tenant's right of re-entry or any other rights or remedies of Tenant hereunder or as otherwise provided at law or in equity, or both. If
Tenant fails to surrender the Premises upon the expiration or earlier termination of the Term despite Landlord's demand to do so, Tenant shall indemnify and hold Landlord harmless from and against any and all losses, costs, damages and liability (including actual attorneys' fees and costs, and court costs), direct or indirect, which Landlord may suffer as a result of Tenant's failure to surrender the Premises.

         22.12 Cumulative Remedies.

         No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         22.13 Covenants and Conditions.

         Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

         22.14 Binding Effect; Choice of Law.

         Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of Section 22.2, this Lease shall bind the parties, their representatives, successors and assigns. This Lease shall be governed by the laws of the State in which the Premises are located.

         22.15 Attorney's Fees.

         If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court.

         22.16 Landlord's Access.

         Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times and in such a manner as to interfere with Tenant's business as little as practicable, for the purpose of inspecting the same, for ascertaining compliance by Tenant with the requirements of this Lease, for showing the same to prospective purchasers, or lenders, or Tenants, and for making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty
(120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant.

         22.17 Merger.

         The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

         22.18 Corporate Authority.

         If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

         22.19 Consent/Duty to Act Reasonably.

         Regardless of any reference to the words "sole" or "absolute" any time the consent of Landlord of Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith and take no action which might result in the frustration of the reasonable expectations of a sophisticated landlord and sophisticated tenant concerning the benefits to be enjoyed under the Lease.

         22.20 Guarantor.

         The guarantor of this Lease shall have the same obligations as Tenant under Sections 22.1 and 22.18 of this Lease. Concurrently with the execution and delivery of this Lease by Tenant, and as condition to the effectiveness of this Lease and Landlord's obligations hereunder, Tenant shall deliver to Landlord a guaranty of Tenant's obligations hereunder duly executed by Sunrise Medical, Inc., a Delaware corporation, in the form of Exhibit "D" attached hereto and incorporated herein by this reference. Together with such guaranty, Tenant shall deliver such evidence of the signing individual's authority to execute such guaranty as Landlord may reasonably require.

         22.21 Quiet Possession.

         Upon Tenant paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. Further, Landlord hereby warrants and represents to Tenant that the Building, to the extent constructed by Landlord or Landlord's contractor, and to the extent designed by Landlord or Landlord's designer, shall be constructed and designed in a first-class manner with first class building systems and in full compliance with all governmental regulations ordinances and laws existing at the time of issuance of the building permits for the Building (applicable laws), and to the extent designed and constructed by Landlord, shall be suitable for intended uses. In addition to Landlord's repair obligations set forth in Section 7.4 above, Landlord shall be fully responsible for making all alterations and repairs to the Building at Landlord's sole cost and expense, resulting from or necessitated by

              (i) the failure of Landlord and/or Landlord's contractor or designer to comply with the foregoing warranty or

              (ii) the existence of any defects in the Building which are noticed to Landlord within the applicable warranty period (which shall be at least one (1) year) for such work.

         22.22 Rent Defined.

         All monetary obligations of Tenant to Landlord under the terms of this Lease, other than the purchase price if an option or right of first refusal is exercised, are deemed to be rent.

         22.23 Furnishing of Financial Statement; Tenant's Representations.

         In order to induce Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish Landlord, from time to time (but not more often than twice per calendar year), upon Landlord's written request, with financial statements reflecting Tenant's current financial condition. Landlord shall be entitled to make the information contained in the financial statements available to any potential partner or lenders of Landlord or purchasers of the Premises or any portion thereof. Subject to the right of Landlord to distribute the information contained in said financial statements as provided in the preceding sentence, Landlord agrees to use commercially reasonable efforts to protect the confidentiality of the information contained in said financial statements.
Tenant represents and warrants that all financial statements, records and information, furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects.

         22.24 Changes Requested by Lender.

         Neither Landlord nor Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by any Lender of Landlord having a security interest in the Premises or this Lease, so long as these changes do not increase any obligations of Tenant under this Lease or otherwise alter to Tenant's detriment any of the basic business terms of the Lease or diminish any rights of Tenant under this Lease.

IN WITNESS WHEREOF, the parties have executed the Lease as to the day and year first above written.


     "Landlord"     LA CANADA FLINTRIDGE DEVELOPMENT CORPORATION,
                    a California corporation


                    By: /s/ Gilbert Dreyfuss
                       ------------------------
                    Its: President



                    LCF INCOME GROUP,  a California general partnership


                    By: /s/ Gilbert Dreyfuss
                       -----------------------
                    Its: General Partner



                    PEPPERTREE CORPORATE BUSINESS PARK, LTD., a California limited partnership


                    By: San Martin Investment Development Corporation,
                        a California  Corporation

                              Its: General Partner


                    By: Its President /s/ Jerve M. Jones
                                      -----------------------
                                        Jerve M. Jones



                    JERVE M. JONES, in his individual capacity


                    /s/ Jerve M. Jones
                    ----------------------


     "Tenant"       GUARDIAN PRODUCTS, INC., a California corporation



                    By: /s/ Robert B. Senn
                       -------------------------
                    Its: President

                         PEPPERTREE SOUTH BUSINESS PARK
                             SIMI VALLEY, CALIFORNIA

                            FIRST AMENDMENT TO LEASE

                                      WITH

                             GUARDIAN PRODUCTS, INC.

         This First Amendment to Lease ("this Amendment") dated this 31 day of March 1993, is made by and among

          GUARDIAN PRODUCTS, INC., a California corporation ("Tenant"),

           PS GUARDIAN, a California limited partnership ("Landlord"),

                                       and

                  LA CANADA FLINTRIDGE DEVELOPMENT CORPORATION,
                            a California corporation,
               LCF INCOME GROUP, a California general partnership,
                       JERVE M. JONES, an individual, and
                  PEPPERTREE CORPORATE BUSINESS PARK, LTD., a
                         California limited partnership,
            as tenants-in-common (collectively, "Original Landlord").

                                    RECITALS

         A. This Amendment amends the Lease ("Lease") dated September 15, 1992 between Tenant on the one hand, and Original Landlord, on the other hand.

         B. Original Landlord proposes by this Amendment to convey the Lease to Landlord.

         C. GUARDIAN TRUST COMPANY ("Trust"), as corporate co-trustee for the SHEET METAL WORKERS' PENSION PLAN OF SOUTHERN CALIFORNIA, ARIZONA AND NEVADA ("Plan"), acting through SEIDLER REALTY ADVISORS, a Division of SEIDLER AMDEC SECURITIES, INC., the Plan's investment manager, and their successors and assigns (all such entities being herein referred to collectively as "Lender"), has agreed to make a loan ("Loan") to Landlord in the amount of Four Million Seven Hundred Thousand Dollars ($4,700,000).

         D. This Amendment is made for the purpose of changing and amending the Lease to conform to requests made by Lender in accordance with Section 22.24.

         NOW, THEREFORE, the parties agree that the Lease is amended as hereinafter set forth (references are to sections and paragraphs of the Lease; deletions are indicated by strikeouts and additions are indicated by itilics):

SECTION  1.   PARTIES

              A new Section 1.1 shall be add as follows:

              1.1 Assignment of Lease.

Original Landlord hereby conveys all of its right, title, and interest in and to the Lease to Landlord. Concurrently, with the effectiveness of this Amendment, Original Landlord

                                              EXHIBIT A
                                              TO FIELDS AIRCRAFT SPARES SUBLEASE
                                              MASTER LEASE
shall convey by grant deed the real property underlying the Lease. Landlord hereby agrees to assume all liabilities, obligations, and duties of performance imposed on original Landlord in the Lease. Notwithstanding the assignment, Original Landlord shall remain fully responsible and liable for all obligations and duties of performance imposed on Landlord under the Lease until full completion of the Building and the expiration of any warranty periods with respect to the Building.

SECTI0N  2.   LEASE OF PREMISES

              Section 2.2 shall read as follows:

              "2.2 Title Report

              Landlord owns the Real Property and has furnished to Tenant a copy of that certain preliminary title report covering the Real Property from Pacific Title Guaranty bearing Order No. 504598-R-WBS, dated as of December 18, 1991. Landlord shall deliver a date-down of such title report within thirty (30) days prior to the "Commencement Date" defined in Section 3.1 below (the "Final Title Report") (which Tenant may convert to title policy insuring Tenant's interest, at Tenant's sole election and expense) showing the Real Property to be subject only to a lien for current taxes and to exceptions which were in the initial title report which Tenant approved on a commercially reasonable basis, such as easements necessary to the operation of the Building, and to a first deed of trust and other liens securing Lender's Loan."

              2.4 Additional Parking

              Section 2.4 Additional Parking shall be deleted in its entirety.

SECTION  3.   TERM

              3.3 Tenants Right to Terminate Lease

              Section 3.3 (a) shall read as follows:

              "(a) Tenant shall have a one-time right to terminate this Lease effective the later of: September 30, 2003, or the last day of the month in which the tenth (10th) anniversary of the Commencement Date occurs, by payment to Landlord an amount of $700,000 (the cancellation sum) in cash. Such payment shall be made by deposit with an escrow holder (designated by Landlord and approved by Lender) for the benefit of Landlord and Lender."


SECTION 5. TENANT'S PARTICIPATION IN NET OPERATION CASH FLOW AND NET PROFIT FROM SALE.

              Section 5.2 shall read as follows:

              "5.2 Subordination to Secured Lenders

              Any amounts due to Tenant under this Section shall be subordinate to the rights of secured lenders, and in the event of a foreclosure by, or delivery of a deed in lieu of foreclosure, Tenant shall no longer have right to receive any such amounts from Lender or successor Landlord.


SECTION  7.   MAINTENANCE, REPAIRS AND ALTERATIONS

              7.1 Tenant's Obligations

              Section 7.1(c) shall be divided into two subsections, 7.1(c) and new 7.1(d) and shall read as follows:

                   "(c) Notwithstanding the provisions of Section 7.1(a), Landlord shall enforce all warranties relative to the construction of the Premises for the benefit of Tenant, at Landlord's expense, which warranties shall include all those customarily issued for the type of construction contemplated by exhibit "C" to this Lease. In addition, Landlord warrants to Tenant that the Premises, and every part thereof, shall be in good order, condition and repair as of the Commencement Date and for the period up to but not including the first anniversary thereof. Landlord shall correct any defect thereto or failure thereof not caused by Tenant and noticed to Landlord prior to such anniversary date.

                   "(d) In addition, if at any time during the term hereof, or the term hereof as extended, Tenant is required in order to fulfill Tenant's obligations hereunder to incur any capital expenditure in excess of $100,000, the same shall be amortized over the estimated useful life thereof, and promptly following Tenant completion thereof in accordance with the provisions of this Lease, Landlord shall pay to Tenant the then present value of the cost thereof attributable to the period following the expiration of this Lease, taking into account any option to extend the term hereof. For purposes of this Section
7.1(c), such amount shall be computed using the prime interest rate of Bank of America in effect as of the date of the completion of such capital expenditure. If Tenant asserts that Landlord will be required to reimburse Tenant for expenditures under this Section 7.1(c), prior to making such expenditures, Tenant shall give notice to Landlord and set forth in reasonable detail, the proposed expenditures and Tenant's computation of the amount proposed to be due from Landlord. Any amounts due to Tenant under this Section shall be subordinate to the rights of secured Lenders, and in the event of a foreclosure by, or delivery of a deed in lieu of foreclosure, Tenant shall no longer have right to receive any such amounts from Lender or successor Landlord.

              7.4 Landlord's Obligations

              The last sentence of Section 7.4 shall read as follows:

              "Except to the extent specifically dealt with in this Section 7.1(d) to the contrary, Tenant expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair."


SECTION  8.   INSURANCE INDEMNITY

              Section 8.3(b) shall be redesignated Section 8.4(a), the single paragraph in Section 8.4 shall be redesignated Section 8.4(b), and Section 8.4 shall read as follows:

              "8.4 Insurance Policies

              (a) All liability and property insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord whose insurance shall be considered excess insurance only. Said insurance shall provide for payment of loss thereunder to Landlord or to the holders of mortgages or deeds of trust on the Premises. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. If such insurance coverage has a deductible clause, Tenant shall be liable for such amount. The amount of the deductible shall not exceed an amount which is reasonable for a company of comparable financial strength as tenant as supplemented by Guarantor.


              (b) Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of B+:X or equivalent as set forth in the most current issue of "Best's Insurance Guide". Tenant shall deliver to Landlord copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord. Tenant shall, within thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Section 8.3."

              Section 8.6 shall read as follows:

              "8.6 Indemnity

              Tenant shall indemnify and hold harmless Landlord and its agents, and partners, and Lender from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorneys' and consultants' fees, expenses and liabilities arising out of, involving, or in dealing with Tenant's, its agents, contractors, employees or invitees use or occupancy of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorneys' and consultants' fees, expenses and liabilities arising out of, involving, or in dealing with any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of the Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expert fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord."

SECTION  9.   DAMAGE OR DESTRUCTION

              Section 9.3 shall read as follows:

              "9.3 Total Destruction

              If at any time during the term hereof the Premises are totally destroyed (meaning that Landlord's general contractor in charge of construction certifies to the parties that the Premises cannot be repaired in 180 days or less) from any cause whether or not covered by the insurance required to be maintained pursuant to Section 8.3 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction; provided that Tenant shall have the option, exercisable within ten (10) days after receipt of such certificate, to cause Landlord to repair an insured loss, which repair shall be made in accordance with Section 9.1, even if it qualifies as Total Destruction, in which event this Lease will continue in full force and effect."

SECTION  12.  ASSIGNMENT AND SUBLETTING

              12.4 Additional Rent On Assignment

              The fifth line of Section 12.4 shall be corrected so that the first six lines shall read as follows:

              Notwithstanding anything to the contrary in this Lease, if for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent payable under the Lease, or, in case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, Tenant shall pay to Landlord as additional rent under the Lease, without reducing or affecting any other obligations of Tenant hereunder, twenty-five percent (25%) of the excess of any sums or other economic consideration received by Tenant from any assignee or subtenant other than a Tenant Affiliate less;..."

SECTION  16.  SUBORDINATION

              16.2 Successors of Mortgage and Ground Leases

              The first sentence of Section 16.2(b) shall read as follows:

              "(b) the beneficiary or purchaser by foreclosure sale, or by deed in lieu of foreclosure, as Tenant's landlord under the Lease, and Tenant agrees to execute and deliver at any time upon request of such ground or underlying Landlord, Lender, beneficiary, purchaser, or their successors, any instrument to further evidence such attornment."

SECTION  20.  TOXIC OR HAZARDOUS SUBSTANCES

              20.1 Tenant's Use

              A new last sentence shall be added to Section 20.1 which reads as follows:

              Tenant shall indemnify, defend and hold Landlord and Lender harmless against any liability, loss, damages, and costs or expenses, including attorney's fees and expert witness fees, on account of any claims of any nature whatsoever relating to the presence or use of any such wastes, substances or materials in or around the Premises, caused directly or indirectly by Tenants.

              20.2 Notice of Violation

              The first sentence of Section 20.2 shall read as follows:

              "Should Landlord of Tenant at any time receive any notice of violation of any Hazardous Substance Laws, including those aforementioned, or be given a citation with respect thereto, the noticed party shall immediately notify the other party and Lender of such violation or citation and provide the other party with a copy of same."


SECTION  22.  GENERAL PROVISIONS

              22.1 Estoppel Certificate

              Section 22.1(a)(i) shall read a follows:


                   "(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and"

              Section 22.1(a)(ii) shall read as follows:

                   "(ii) acknowledging that there are not, to Tenant's knowledge, after diligent inquiry, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises."

              22.7 Incorporation of Prior Agreements; Amendments

              The first sentence of Section 22.7 shall read as follows:

              "This Lease and the exhibits contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective."

EXHIBIT "C" WORK LETTER AGREEMENT

3.  Tenant Improvement Work

    Section 3.4 Tenant Improvement Work-Procedures

    Section 3.4(b) shall read as follows:

    (b) TI Contractor's Work. The TI Contractor shall prepare bid packages for each subcontractor and/or trade to be included in the Tenant Improvement Work, which shall, at a minimum, contain applicable portions of the final space plans, applicable portions of the working drawings and specifications, and the form of proposed contract that the successful subcontractor will sign. The TI Contractor shall solicit bids from not less than three (3) responsible subcontractors, unless Landlord and Tenant agree to the contrary. The stipulation in the previous sentence does not apply to general conditions requirements or items of work under $5,000. The TI Contractor shall review all subcontractor bids in its sole discretion. If the sum of the acceptable low bids so obtained by the TI Contractor from said subcontractors plus the TI Contractor bid for those trades to be handled directly by the TI Contractor would result in a TI Contractor having a guaranteed maximum costs (as defined therein) which is greater than the Tenant Improvement Allowance, then Tenant shall have the right to: (i) reduce the scope of the Tenant Improvement Work, and/or (ii) agree to pay the increase in the cost of the Tenant Improvement Work (in which event a new guaranteed maximum cost shall be determined for the TI Contract). The TI Contractor shall enter into the approved form of contract for the Tenant Improvement Work with the accepted subcontractors. Landlord shall then cause the TI Contractor to construct and complete the Tenant Improvement Work in accordance with the Approved Tenant Improvement Plans and the TI Contract.

EXHIBIT "D" GUARANTY OF LEASE

Exhibit "D" Guaranty of Lease shall be amended by substituting a new Lease Guaranty attached hereto marked "Lease Guaranty."

In all other respects the lease and the exhibit shall remain in full force and effect.


"Tenant"            GUARDIAN PRODUCTS, INC., a California
                    corporation

                    By: /s/ Robert B. Senn
                       ------------------------
                         Its: President


                    By: /s/ Jack D. Stewart
                       -------------------------
                         Its: Vice President

"Landlord"          PS GUARDIAN, a California Limited Partnership,


                    PEPPERTREE GENERAL, INC.
                    -----------------------------------
                    Name of Corporation

                    By: /s/ Gilbert Dreyfuss
                       --------------------------------
                         President

                         Its: General Partner


                    SAN MARTIN INV. & DEV. CORP.
                    ------------------------------------
                    Name of Corporation


                    By: /s/ Jerve M. Jones
                       ---------------------------------
                         President

                         Its: General Partner


"Original Landlord" LA CANADA FLINTRIDGE DEVELOPMENT CORPORATION, a
                    California corporation,

                    By: /s/ Gilbert Dreyfuss
                       -------------------------
                         Its: President

                    LCF INCOME GROUP, a California general partnership

                    By: /s/ Gilbert Dreyfuss
                       ---------------------------
                         Its: General Partner

"Original Landlord" PEPPERTREE CORPORATE BUSINESS PARK, LTD., a California
(continued)         limited partnership


                    By: San Martin Investment Development Corporation, a California corporation

                         Its: General Partner


                    By: Its: President /s/ Jerve M. Jones
                                       ----------------------
                                        JERVE M. JONES

                    JERVE M. JONES, in his individual capacity

                    /s/ Jerve M. Jones
                    -------------------------